  March 31, 2001 SEMIANNUAL REPORT

     SUNAMERICA EQUITY FUNDS

      SunAmerica Balanced Assets Fund

      SunAmerica Blue Chip Growth Fund

      SunAmerica Growth Opportunities Fund

      SunAmerica New Century Fund

      SunAmerica Growth and Income Fund

      SunAmerica "Dogs" of Wall Street Fund
                                                           [LOGO OF SUNAMERICA
                                                           MUTUAL FUNDS]

                   Table of Contents
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
                    EQUITY MARKET REVIEW AND OUTLOOK........................   1

                    EQUITY FUNDS PORTFOLIO REVIEW...........................   5

                    STATEMENT OF ASSETS AND LIABILITIES.....................  18

                    STATEMENT OF OPERATIONS.................................  20

                    STATEMENT OF CHANGES IN NET ASSETS......................  21

                    FINANCIAL HIGHLIGHTS....................................  23

                    PORTFOLIO OF INVESTMENTS................................  29

                    NOTES TO FINANCIAL STATEMENTS...........................  40

                                          [LOGO OF SUNAMERICA MUTUAL FUNDS]

     SunAmerica Equity Funds Semiannual Report
-------------------------- --- -----------------------------
                                 --------------------------- ------------------


     From the SunAmerica Domestic Equity Investment Team

     Donna Calder

     Brian Clifford

     Jeff Easter

     Francis Gannon

     Nancy Kelly

     Soohwan Kim

     James Monaghan

     Richard Murphy

     Chad Palumbo

     Heather Rice

     Dear Shareholders:

       A dramatic slowdown in U.S. economic growth led to an extremely difficult environment for the major equity indices during the semiannual period. Volatility remained high throughout. At SunAmerica, we continue to believe investing with a long-term view is essential to long-term results and a sound financial plan. As a result, we remain encouraged that the Funds' long-term performance records remain intact. All Funds at least 3 years old continue to outperform their peers for either a 3 or 5 year period.*

     Market Review

       Equity markets began the fourth calendar quarter with a continuation of the September 2000 sell-off. U.S. GDP growth slowed to approximately 1.5% versus 2% in the third quarter of 2000 and 6% in the second quarter. Other factors weighing on the equity markets included a prolonged presidential election, higher fuel prices and a weak euro. Technology was the hardest hit sector, as concerns about slower corporate earnings and shrinking profits dominated. Technology's weighting in the S&P 500 Index fell from a peak of 34% in March 2000 to 22% at the close of 2000. The technology sector's weakness was enough to outweigh seven of the eleven sectors outpacing the S&P 500 Index for the quarter. The bursting of the technology bubble was perhaps most reflected in the NASDAQ Composite, which was down 32.69% for the quarter.

     ------
     * Past performance is no guarantee of future results.

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      Cumulative Returns**

                             10/1/00-12/31/00 1/1/01-3/31/01 10/1/00-3/31/01
       S&P 500 Index              -7.81%         -11.83%         -18.74%
       Russell 3000 Growth
        Index                    -21.31%         -20.57%         -37.50%
       S&P MidCap 400 Index       -3.86%         -10.75%         -14.20%


       The first calendar quarter of 2001 experienced a brief, sharp rally in response to two interest rate cuts of 0.50% each by the Federal Reserve Board during January. Weakness in all segments of the equity markets quickly resumed, however, and continued through the quarter despite an additional interest rate cut of 0.50% on March 20. Investors remained cautious, as U.S. economic growth remained slow at a rate estimated to be just over 1%. Corporate earnings announcements and forecasts continued to be revised downward. Signs of a slowdown in global economic growth also negatively impacted the equity markets.

       As in the preceding months, technology stocks were impacted hardest during the first quarter. Both the NASDAQ Composite and S&P 500 Index posted their fourth consecutive quarterly declines for the first time since 1984. The technology weighting in the S&P 500 Index compressed even further to just 18% at March 31, 2001. It had become increasingly clear that the rapid pace of growth in the technology and communications sectors over the past few years, driven in large part by Y2K and Internet spending, was not sustainable. On the positive side, market breadth improved, with eight of the eleven sectors beating the S&P 500 Index in the first quarter.

       For the first time in years, value significantly outperformed growth across all equity market capitalizations during the semiannual period.

     Market Outlook

       A clear dichotomy has recently developed between what companies are focusing on and what economic data actually shows. Economic data indicate that we are in the midst of a brief inventory correction with housing, vehicle sales and employment numbers on the stronger side. Inflation remains under control. On the other hand, companies are talking about weakening fundamentals, falling corporate profits, recession-level business confidence and slowing foreign economies. The result of this disconnect

     ------
     ** Past performance is no guarantee of future results. Returns for the S&P 500 Index and the S&P MidCap 400 Index include reinvested dividends.

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     has been a weakened stock market and a dramatic drop in consumer confidence. It is our contention that the economy of the United States is experiencing a sharp slowdown, but not an overall recession.

       In the midst of such a difficult time, we are cautiously optimistic in our outlook for the equity markets going into the second half of the year.

         . Monetary Policy. The Federal Reserve Board has already eased monetary policy by 1.50% in three interest rate cuts during the first quarter of 2001. We anticipate that the Fed will continue to lower interest rates by another 1.00% by mid-year. These rate cuts should, in our view, be broadly stimulative to U.S. GDP growth. It is also important to note that stocks rose an annualized 20% on average in twelve easing periods since 1953, and in only two instances were stocks lower six months after the first rate cut. While we expect modest but positive equity returns for the year 2001, we do believe that the market offers opportunity at current levels.

         . Fiscal Policy. In the face of an erosion in consumer and business confidence, the fiscal policy response from President Bush and Congress no longer appears to be whether to cut income tax rates, but rather by how much and how soon.

         . Energy Costs. While still high, oil prices have come down from over $30 a barrel at the start of the semiannual period to below $27 a barrel at the end of March 2001.

         . Earnings Visibility. We expect corporate earnings to exceed Wall Street's lowered expectations and visibility to increase in the second half of 2001 as the economy begins to recover and multiples expand.

         . Sidelined Liquidity. Money market fund assets and cash investments have increased significantly over the semiannual period. This seems to indicate that individuals are still looking to invest, but are temporarily "parking" their money until some stability returns to the economy and/or the equity markets.

     At the same time, we expect volatility to continue. The primary risks we see include:

         . International Instability. Economic recession and banking sector problems in Japan, outbreaks of violence in the Middle East, a rapid succession of finance ministers in Argentina and tensions with China are just a few situations leading to concerns about an international financial crisis such as that seen in late 1997.

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         .   Market Psyche. Investors have recently reeled in their investment horizons from perhaps five years or longer to an extremely short-term view of days or weeks--not even a six-month period. In our view, a long-term disciplined approach to investing is key now more than ever.

         . Earnings Disappointments. Not all companies will live up to earnings expectations. Should larger companies disappoint, the market may again temporarily stumble.

       We continue to believe that periods of great uncertainty represent solid buying opportunities in the market. We also believe that higher quality companies will pick up market share during the current downturn and be even better positioned to prosper when the economy does recover. Given this outlook, we intend to stay the course and focus your Funds' investments in quality companies that we believe present high growth opportunities.

       With this backdrop, we are pleased to present you with a portfolio review of each of the SunAmerica Equity Funds on the following pages.

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     SunAmerica Balanced Assets Fund
--------------------------------------------------------------------------------

              SunAmerica Balanced Assets Fund Class A returned -19.56% for the six months ended March 31, 2001. Remaining a strong performer on a long-term basis, however, the Fund Class A outperformed its Lipper peer group for the five years ended March 31, 2001. (See chart below. Returns do not reflect the impact of sales charges.)

SunAmerica Balanced Assets Fund, Class A
Five Year Cumulative Return (as of 3/31/01)
                                    [GRAPH]
 SunAmerica                   Lipper
  Balanced                   Balanced
Assets Fund/2/              Category/1/
    59.70%                    58.50%
                            Average Annual Returns
                                                     Return
                                                      Since
                                                    Inception
                        1 yr      3 yr      5 yr    (9/24/93)
                      --------  --------  --------  ---------
A Shares
  At Net Asset Value.. 22.56%    3.48%      9.81%     10.30%
A Shares
  With Maximum
  Sales Charge........ 27.01%    1.46%      8.52%      9.44%
1 Past performatnce is no guarantee of future results.
2 Does not include sales charge.

     Portfolio Review

              The very same strategy that led to outperformance in previous years hurt the Fund's performance during the semiannual period-- that is, a higher exposure to equities than the traditional balanced fund and a lesser allocation to fixed income. We adjusted the Fund's asset allocation over the semiannual period (53.2% in equities as of 3/31/01 from 73.0% as of 9/30/00) and moved to a more defensive sector allocation within the Fund's equity position.

              Technology. We dramatically reduced the Fund's holdings in the technology sector, moving from an overweight to an underweight position. In particular, we trimmed or eliminated positions in the fiber optics sub-sector, which was the last technology group to be decimated by

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            the market's heavy rotation. We redeployed a portion of those assets into select semiconductor and personal computer companies, as we believe these industries will be among the first to recover in the technology sector. We established new positions in Micron Technology and Applied Materials during the semiannual period.

              Retail. We increased the Fund's position in what we call "early cycle" stocks, which are those that tend to outperform in a declining interest rate environment and that we believe will benefit significantly from an overall turnaround in the economy. We established positions in Target and GAP and added to the Fund's position in Wal-Mart. These stocks performed well during the semiannual period.

              Energy. We reduced the Fund's weighting in energy, as many of these stocks became fully priced in our view. In particular, we trimmed positions in domestic and integrated oil companies such as Royal Dutch and Exxon Mobil. We increased positions in natural gas companies, including Devon Energy, Apache, Burlington Resources and Calpine.

              Financial Services. We moved from a neutral to overweight
            position in this sector, given the declining interest rate environment. Within the sector, we reduced positions in brokerage firms, such as Morgan Stanley Dean Witter and Lehman Brothers. We focused on larger money center banks, such as Citigroup and J.P. Morgan, on credit card companies, such as Capital One, American Express and Providian, and on regional banks, such as FleetBoston Financial, Bank of New York and Mellon Financial.

              Healthcare. Neutrally weighted, we lowered the Fund's positions in biotechnology, hospital and medical device stocks and maintained a focus on large-cap pharmaceuticals, such as Merck, Pfizer and Pharmacia. To date, these pharmaceuticals have produced good earnings in an uncertain economy.

              Fixed Income. We dramatically increased our fixed income
            position, moving to a 41.4% allocation at March 31, 2001. Staying true to our conservative strategy, we maintained a neutral duration for most of the period. Also, we invested primarily in U.S. Treasuries. The Fund held smaller positions in high quality corporate bonds and U.S. government agencies.

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     Winners and Losers

              Most of the Fund's disappointments were in the technology and telecommunications sectors, including Cisco Systems, EMC and Juniper Networks, which the Fund still holds, and Nortel Networks, Corning and Flextronics, which the Fund sold during the semiannual period. Philip Morris, Pfizer, Target, Apache and Burlington Resources were top performers for the Fund.

     SunAmerica Blue Chip Growth Fund
----------------------------------- -------------------------------------------


              SunAmerica Blue Chip Growth Fund outperformed its peers for the six months ended March 31, 2001. Blue Chip Growth Class A posted a cumulative return of -30.71% compared to -34.03% for the Lipper Large-Cap Growth Category*. It has also outperformed its peers for longer time periods. (See chart below. Returns do not reflect the impact of sales charges.)


              All share classes of the Blue Chip Growth Fund continued to be strong performers on a long-term basis, outperforming the Lipper peer group for the one, three, and five years ended March 31, 2001. With a cumulative return of 16.86% for the three years ended March 31, 2001, the Fund Class A ranked in the top 25% of its Lipper peer group (#117 of 468 funds)* and clearly outpaced the S&P 500 Index return of 9.46%.

     Portfolio Review

              Your Fund performed above its peer group average primarily due to defensive positioning and to enhanced diversification across the sector spectrum without increasing the portfolio's total number of holdings. At March 31, 2001, the portfolio held 59 names.
            ------
            * According to Lipper Inc., SunAmerica Blue Chip Growth Fund
              (Class A) ranked 263 out of 732 Large-Cap Growth Funds for the 1 year ending 3/31/01. The Fund ranked 111 out of 283 Large-Cap Growth Funds for the 5 years ending 3/31/01. Ranking is based on total returns and does not take into account sales charges and fees.

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              Technology. We significantly reduced the Fund's holdings in the technology sector, moving from an overweight to an underweight position. We especially decreased Fund positions in fiber optics companies. We focused on select semiconductor and personal computer companies, such as Dell Computer and Micron Technology.

              Capital Goods. We maintained the Fund's overweighting here, but shifted emphasis from those companies benefiting from technology and telecommunications improvements to those benefiting from being broad-based, multi-industry companies. Such names as General Electric and Emerson Electric performed relatively well during the period.

              Retail. We increased the Fund's weighting in the retail sector, focusing on those large, liquid names that we believe are able to put pressure on suppliers and vendors during difficult times in order to keep their profits strong.

              Broadcasting & Media. We increased the Fund's position in cable companies as a defensive strategy. Many of these companies, such as Comcast, have consistently grown their cash flow.

              Other. We were neutrally-weighted in energy, but shifted focus to natural gas companies that benefited from a comparatively better pricing and supply/demand story than oil drillers and producers. We increased the Fund's weighting in financial services, which we believe will benefit from interest rate easing by the Federal Reserve Board. As part of our defensive positioning, we also increased the Fund's position in cash, as we seek opportunities to capitalize on periodic market imbalances or specific stock weaknesses.

     Winners and Losers

              In addition to those mentioned above, other top performers included Calpine, Enron, Target and AT&T. We sold Lucent Technologies, as it continued to disappoint. Conglomerate Tyco International also disappointed, but we continue to hold this stock, due to favorable fundamentals.

     SunAmerica Growth Opportunities Fund
-----------------------------------------------------------------------------

              Mid-capitalization stocks outperformed their large-cap brethren for the semiannual period. However, in contrast to recent years, mid-cap growth stocks suffered, as investors flocked to more value-oriented names. SunAmerica Growth Opportunities Class A posted a cumulative return of -44.88% for the period ending March 31, 2001. (See chart below. Returns do not reflect the impact of sales charges.) While this environment hindered the Fund's performance during the first half of the fiscal year, the Growth Opportunities Fund continued to be an outstanding performer over the longer term. For the three years ended March 31, 2001, the Fund Class A's cumulative return of 53.40% bested its peer group cumulative average return of 16.70%, placing the Fund Class A in the top 6% of its Lipper peer class (#16 of 268 funds). For the five years ended March 31, the Fund Class A's cumulative return of 111.08% outpaced its peer group cumulative average return of 70.97%, placing the Fund's Class A in the top 15% of its Lipper peer class (#26 of 173 funds).*


SunAmerica Growth Opportunities Fund, Class A
Three Year Cumulative Return (as of 3/31/01)

                                    [GRAPH]

 SunAmerica                  Lipper
   Growth                  Multi-Cap
Opportunities                Growth             S&P MidCap
   Fund/2/                 Category/1/         400 Index/3/
    53.40%                   16.70%               29.03%


                            Average Annual Returns


                        1 yr      3 yr      5 yr      10 yr
                      --------  --------  --------  ---------
A Shares
  At Net Asset Value.. 42.54%    15.33%    16.12%     15.22%

A Shares
  With Maximum
  Sales Charge........ 45.84%    13.08%    14.75%     14.54%

1 Past performatnce is no guarantee of future results.
2 Does not include sales charge.
3 Index performance is hypothetical and is not indicative of any mutual fund investment. Source: Bloomberg; reinvested dividends included.


            ------
            * According to Lipper Inc., SunAmerica Growth Opportunities Fund
              (Class A) ranked 225 out of 405 Multi-Cap Growth Funds for the 1 year ending 3/31/01. The Fund ranked 26 out of 173 Multi-Cap Growth Funds for the 5 years ending 3/31/01. The Fund ranked 10 out of 48 Multi-Cap Growth Funds for the 10 years ending 3/31/01. Ranking is based on total returns and does not take into account sales charges and fees.

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     Portfolio Review

              Investment decisions over the semiannual period continued to be made on a security by security basis. A relatively high cash position early in the period enabled us to use market weakness to invest opportunistically.

              Technology. We reduced the Fund's technology weighting,
            particularly in the fiber optics, telecommunications, software, application service provider, storage area networking and communications integrated circuit industries. For example, we sold JNI Corp., TriQuint Semiconductor and Interliant. We kept a focus on select semiconductor capital equipment companies, such as Lam Research and KLA-Tencor, which continued to perform well. We believe these companies have more reasonable valuations and should be among the first to benefit from economic recovery.

              Energy. We maintained the Fund's energy exposure through the fourth quarter of 2000. We then reduced it in the first quarter of 2001, taking profits as we anticipated declining commodity prices. Specifically, we trimmed holdings in Patterson Energy, Marine Drilling and Global Marine.

              Healthcare. Within the healthcare sector, we reduced the Fund's exposure to biotechnology companies, such as Millennium Pharmaceuticals and Human Genome Sciences. We focused instead on HMOs and hospitals, which we believe demonstrate better earnings growth potential and more reasonable valuations. These companies include WellPoint Health Networks and Tenet Healthcare.

              Other. We increased the Fund's position in the retail sector to an overweighting, as fundamentals started to pick up. We also anticipate that lower gasoline prices and a federal tax cut should benefit many of these companies as we look ahead. New positions included Abercrombie & Fitch, Payless ShoeSource and Bed Bath & Beyond. We maintained underweightings in the cyclicals and basic materials sectors.

            Looking ahead, we believe we have positioned the portfolio to outperform during the economic and equity market recoveries. We intend to maintain our disciplined mid-cap growth strategy. Overall, the fundamentals of these growth-oriented companies remain solid and valuations attractive.

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     Winners and Losers

            Abercrombie & Fitch, Patterson Energy and Tenet Healthcare were strong performers for the Fund. Most of the Fund's disappointments were in the technology sector, including JNI Corp., Interliant, Advanced Fiber, Flextronics International and Newport Communications. Portfolio holdings are continually monitored in an effort to screen for those positions that no longer fit the Fund's strict investment criteria.

     SunAmerica New Century Fund
--------------------------------------- ---------------------------------------

              For the period ending March 31, 2001, SunAmerica New Century
            Fund Class A posted a cumulative return of -41.52% compared to - 38.74% for the Lipper Multi-Cap Growth Category and -37.50% for the Russell 3000 Growth Index./1/ Looking longer term, however, the Fund Class A's cumulative return of 22.27% significantly outperformed its Lipper peer group cumulative average return of 16.70% for the three years ended March 31, 2001.* (See chart below. Returns do not reflect the impact of sales charges.)


SunAmerica New Century Fund, Class A
Three Year Cumulative Return (as of 3/31/01)

                                    [GRAPH]

  SunAmerica             Lipper Multi-           Russell
 New Century              Cap Growth           3000 Growth
   Fund/2/                 Category/1/          Index/3/
    22.27%                   16.70%               -4.70%


                            Average Annual Returns


                        1 yr      3 yr      5 yr      10 yr
                      --------  --------  --------  ---------
A Shares
  At Net Asset Value.. 41.40%     6.93%     8.77%     15.09%

A Shares
  With Maximum
  Sales Charge........ 44.77%     4.84%     7.49%     14.41%

1 Past performatnce is no guarantee of future results.
2 Does not include sales charge.
3 Index performance is hypothetical and is not indicative of any mutual fund investment. Source: Baseline; reinvested dividends not included.


     Portfolio Review

              The Fund was not immune to the carnage in the technology and telecommunications sectors, especially in October and November. Recognizing that the bubble had burst, we pro-actively positioned the portfolio more defensively for the new year. Specifically, we dramatically reduced the Fund's holdings in technology, telecommunications, and biotechnology during December.

            ------
            * According to Lipper Inc., SunAmerica New Century Fund (Class A)
              ranked 205 out of 405 Multi-Cap Growth Funds for the 1 year ending 3/31/01. The Fund ranked 116 out of 173 Multi-Cap Growth Funds for the 5 years ending 3/31/01. The Fund ranked 11 out of 48 Multi-Cap Growth Funds for the 10 years ending 3/31/01. Ranking is based on total returns and does not take into account sales charges and fees.

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              We redeployed assets with a focus on broad diversification and on identifying those companies that we believe can grow consistently through a cyclical downturn of the U.S. economy.

              Utilities. Alternative power producers, i.e. low cost producers of electric power generated from natural gas, were big winners for the Fund during the semiannual period. These companies are benefiting from an increasingly deregulated utilities industry. We continued to hold Calpine, Dynegy and Mirant (formerly Southern Energy), and we established new positions in Dominion Resources and Constellation Energy.

              Consumer Cyclicals. Companies in this sector historically do well when the Federal Reserve Board is lowering interest rates and when investors are willing to look over the valley toward economic recovery. In December, we added to positions in AnnTaylor Stores and Talbots and established new positions in Abercrombie & Fitch, American Eagle Outfitters and International Speedway. These companies were good performers during the semiannual period.

              Transportation. We established a position in regional airlines during the semiannual period, based on an exciting secular growth trend. These airlines are benefiting from fixed fee contracts with the major airlines, which reduces their earnings risk. A switch from prop planes to jet service is also making these regional airlines more efficient, and airport expansions and additional routes are extending their business opportunities. We established positions in Atlantic Coast Airlines and SkyWest Airlines.

              Other. The Fund also diversified through holdings in the
            specialty industrials and consumer staples sectors, both of which tend to be recession resistant, and through the financial services sector, which is anticipated to benefit from a lower interest rate environment. The Fund's long-time position in the energy sector was maintained. We also held a somewhat higher position in cash through much of the semiannual period, seeking to take advantage of market weakness to invest on an opportunistic basis.

     Winners and Losers

              Other winners for the Fund included our energy holdings overall, especially Calpine, and, within the specialty industrials sector, Waste Management and Waste Connections. Specialty pharmaceuticals company ALZA was a winner for the Fund, as it is being acquired by Johnson & Johnson. Mirant and Abercrombie & Fitch also performed particularly well. Most of the lagging performers were in the technology and telecommunications sectors, including fiber optics stocks. These included Palm, Juniper Networks, JDS Uniphase, Avanex, Finisar, Redback Networks and Ariba. We sold several of these holdings completely and trimmed others significantly.

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     SunAmerica Growth and Income Fund
--------------------------------------------------------------------------------

              SunAmerica Growth and Income Fund outperformed its category average but underperformed its benchmark for the semiannual period. Growth and Income Class A returned -26.43% on a cumulative basis compared to -34.03% for the Lipper Large-Cap Growth Category and-18.74% for the S&P 500 Index for the six months ended March 31, 2001./1/

              On a long-term basis, the Growth and Income Fund remained a stellar performer, with its Class A shares ranking in the top 13% of its Lipper peer group (#92 of 732 funds) for the one year ended March 31, 2001.* All share classes of the Fund also outpaced the Lipper peer group on both a three and five year basis as of March 31, 2001. (See chart below. Returns do not reflect the impact of sales charges.)


SunAmerica Growth and Income Fund, Class A
Three Year Cumulative Return (as of 3/31/01)

                                    [GRAPH]

   SunAmerica                 Lipper
   Growth and            Large-Cap Growth         S&P 500
 Income Fund/2/              Category/1/         Index/3/

    11.50%                     7.37%              9.46%

                            Average Annual Returns

                                                     Return
                                                      Since
                                                    Inception
                        1 yr      3 yr      5 yr    (7/1/94)
                      --------  --------  --------  ---------
A Shares
  At Net Asset Value.. 28.12%    3.70%     13.78%     16.65%

A Shares
  With Maximum
  Sales Charge........ 32.25%    1.67%     12.44%     15.63%

1 Past performatnce is no guarantee of future results.
2 Does not include sales charge.
3 Index performance is hypothetical and is not indicative of any mutual fund investment. Source: Bloomberg; reinvested dividends included.


     Portfolio Review

              Your Fund's performance is primarily attributable to a
            defensively-postured portfolio, diversified among growth and value sectors. During the period, we reduced the portfolio's

            ------
            * According to Lipper Inc., SunAmerica Growth and Income Fund
              (Class A) ranked 92 out of 732 Large-Cap Growth Funds for the 1 year ending 3/31/01. The Fund ranked 79 out of 283 Large-Cap Growth Funds for the 5 years ending 3/31/01. Ranking is based on total returns and does not take into account sales charges and fees.

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            technology positions and increased its weightings in early cycle sectors such as consumer-oriented stocks, financials and select basic materials, which should benefit in a declining interest rate environment. We also increased the Fund's cash position to capitalize on periodic market imbalances or specific stock weaknesses. The Fund included a total of 79 holdings at the end of the semiannual period.

              Consumer. We established positions in such companies as
            Anheuser-Busch, PepsiCo, Kimberly-Clark and Philip Morris, which we believe will perform well in the current economic environment.

              Financials. As interest rates declined over the last three months of the semiannual period, we focused on the refinancing trend. Washington Mutual, one of the portfolio's largest holdings, was a particularly strong performer for the Fund.

              Basic Materials. Within this sector, we focused on paper stocks, such as Georgia Pacific and Temple Midland-Inland. We continued to be underweight in chemicals and aluminum.

              Telecommunications Services. While telecommunications stocks overall did not perform well, we increased the Fund's position in those companies that provide "essential" services and thus are, we believe, more recession resistant. These companies included Verizon Communications, SBC Communications and WorldCom.

              Media & Broadcasting. We increased the Fund's position in cable companies, which we believe will benefit from people seeking more entertainment at home during tougher economic times. We added to positions in Comcast, USA Networks and AOL Time Warner. We also established new positions in Adelphia Communications and satellite-based, direct TV stock Echostar Communications.

              Other. The Fund continued to be overweight in the energy sector, through such companies as Nabors Industries, Santa Fe International, Noble Drilling and El Paso Energy Corp. This sector performed well overall. We maintained the Fund's weighting in the utilities sector, through such companies as Exelon, NRG Energy, and Calpine. During the period, we sold Enron, taking profits as the stock had performed well.

     Winners and Losers

              Other winners for the Fund included El Paso Energy, Calpine and
            AOL Time Warner. The Fund's disappointments included Amdocs, Tyco International, J.P. Morgan Chase and Citigroup.

     SunAmerica "Dogs" of Wall Street Fund
-----------------------------------------------------------------------------

              In sharp contrast to recent years, value investing was in favor during the semiannual period, as investors became increasingly concerned about the valuations and earnings outlook of growth-oriented stocks. The Fund was well positioned to benefit from this turn in the investment cycle.

              SunAmerica "Dogs" of Wall Street Fund outperformed both its category average and its benchmark for the semiannual period. The Fund's Class A returned 11.84% on a cumulative basis for the six months ended March 31, 2001.* This compares to -1.31% for the Lipper Multi-Cap Value Category and -18.74% for the S&P 500 Index. (Return does not reflect the impact of sales charges.) Many of the Fund's holdings continue to sell at attractively low price/earnings multiples.

     Portfolio Review

              This semiannual period of value outperformance reaffirms our belief that the Fund is an integral component of a well-diversified portfolio and that the Fund's strategy works well during periods of high equity market volatility. It is important to note that this Fund is a passively managed, quantitative "black box" model. Thus, analyzing the underlying fundamentals of the stock market or individual stocks is not considered a primary concern in the Fund's management.

              Your Fund was rebalanced at the end of 2000 to reflect our
            "Dogs" for 2001. A total of ten names were replaced in the portfolio, one from the highest yielding stocks of the Dow Jones Industrial Average and nine from the highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have market capitalizations of at least $1 billion. The new names to the portfolio are International Paper Co. from the Dow Jones and Alltel Corp., Avery Dennison Corp., Brown Forman Corp., Clorox Co., Johnson Controls Inc., Leggett & Platt, Rohm & Haas, Textron, Inc. and WW Grainger, Inc. from the broader market.

              Of the 30 stocks held in the portfolio, the largest holdings as of March 31, 2001 were Albertsons, Textron, Johnson Controls, Newell Rubbermaid, May Department Stores, Philip Morris, Pitney Bowes, UST, Leggett & Platt and General Motors. We believe that these solid companies will continue to profit from the current market environment.

              We believe our "Dogs" of Wall Street strategy offers greater diversification than the traditional Dow 10 strategy as an important risk-management tool and the potential for strong total return through a combination of capital appreciation and dividend income.

            ------
            * Past performance is no guarantee of future results.

    SunAmerica Equity Funds
    STATEMENT OF ASSETS AND LIABILITIES -- March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

                            Balanced     Blue Chip       Growth          New        Growth and    "Dogs" of
                             Assets        Growth     Opportunities    Century        Income     Wall Street
                              Fund          Fund          Fund           Fund          Fund          Fund
                          -----------------------------------------------------------------------------------
ASSETS:

Investments securities,
 at value*..............  $392,008,491  $121,127,918  $223,072,593   $145,825,223  $224,178,735  $ 50,976,446
Repurchase agreements
 (cost equals market)...    12,796,000    28,757,000    18,709,000     74,193,000    29,583,000     1,243,000
Cash....................           422           817           204            629           913           487
Receivable for
 investments sold.......    11,357,499     5,727,420     5,296,178      4,546,042    13,929,934           --
Interest and dividends
 receivable.............     2,462,126       133,202        41,586         52,407       278,133        89,886
Receivable for shares of
 beneficial interest
 sold...................       297,479       265,425     1,394,418        859,679       543,348       240,155
Prepaid expenses........         7,655         2,462         3,279          4,035         4,451        14,089
Receivable from
 investment adviser.....           514           --            --           1,066         1,351        10,073
                          ------------  ------------  ------------   ------------  ------------  ------------
 Total assets...........   418,930,186   156,014,244   248,517,258    225,482,081   268,519,865    52,574,136
                          ------------  ------------  ------------   ------------  ------------  ------------
LIABILITIES:

Payable for investments
 purchased..............     3,153,990           --      2,735,478     16,120,576     4,236,733           --
Payable for shares of
 beneficial interest
 redeemed...............       760,198       385,390       435,043      1,531,715     1,373,221        66,205
Accrued expenses........       302,795       126,043        80,536        193,591       173,061       128,598
Investment advisory and
 management fees
 payable................       270,001       103,903       167,130        141,275       176,071        15,880
Distribution and service
 maintenance fees
 payable................       215,779        79,827       148,713        104,586       179,159        40,755
Dividends payable.......        70,256           --            --             --            --            --
                          ------------  ------------  ------------   ------------  ------------  ------------
 Total liabilities......     4,773,019       695,163     3,566,900     18,091,743     6,138,245       251,438
                          ------------  ------------  ------------   ------------  ------------  ------------
   Net assets...........  $414,157,167  $155,319,081  $244,950,358   $207,390,338  $262,381,620  $ 52,322,698
                          ============  ============  ============   ============  ============  ============
NET ASSETS WERE COMPOSED
 OF:
Shares of beneficial
 interest, $.01 par
 value..................  $    276,951  $     92,826  $    125,421   $    124,907  $    198,746  $     49,566
Paid-in capital.........   433,212,867   167,956,596   358,545,147    292,541,348   277,951,775    78,785,056
                          ------------  ------------  ------------   ------------  ------------  ------------
                           433,489,818   168,049,422   358,670,568    292,666,255   278,150,521    78,834,622
Accumulated
 undistributed net
 investment income
 (loss).................      (150,685)     (287,831)   (1,366,704)      (393,717)     (934,643)       76,549
Accumulated
 undistributed net
 realized loss on
 investments, foreign
 currency and other
 assets and
 liabilities............    (4,910,407)   (2,124,442)  (70,698,015)   (60,401,812)   (5,671,463)  (22,710,052)
Net unrealized
 depreciation of
 investments............   (14,271,559)  (10,318,068)  (41,655,491)   (24,480,388)   (9,162,795)   (3,878,421)
                          ------------  ------------  ------------   ------------  ------------  ------------
   Net assets...........  $414,157,167  $155,319,081  $244,950,358   $207,390,338  $262,381,620  $ 52,322,698
                          ============  ============  ============   ============  ============  ============
*Identified cost
Investment securities...  $406,280,050  $131,445,986  $264,728,084   $170,305,611  $233,341,530  $ 54,854,867
                          ============  ============  ============   ============  ============  ============


See Notes to Financial Statements

    SunAmerica Equity Funds
    STATEMENT OF ASSETS AND LIABILITIES -- March 31, 2001 (unaudited) -- (continued)
--------------------------------------------------------------------------------

                            Balanced    Blue Chip      Growth         New       Growth and   "Dogs" of
                             Assets       Growth    Opportunities   Century       Income    Wall Street
                              Fund         Fund         Fund          Fund         Fund        Fund
                          -----------------------------------------------------------------------------
Class A (unlimited
 shares authorized):

Net assets..............  $264,131,925 $101,438,796 $124,773,186  $139,428,633 $ 95,679,367 $ 8,286,418
Shares of beneficial
 interest issued and
 outstanding............    17,644,795    5,895,625    6,131,576     8,145,410    7,089,474     783,182
Net asset value and
 redemption price per
 share..................  $      14.97 $      17.21 $      20.35  $      17.12 $      13.50 $     10.58
Maximum sales charge
 (5.75% of offering
 price).................          0.91         1.05         1.24          1.04         0.82        0.65
                          ------------ ------------ ------------  ------------ ------------ -----------
Maximum offering price
 to public..............  $      15.88 $      18.26 $      21.59  $      18.16 $      14.32 $     11.23
                          ============ ============ ============  ============ ============ ===========
Class B (unlimited
 shares authorized):

Net assets..............  $123,535,316 $ 45,213,129 $ 75,131,892  $ 59,834,853 $131,647,428 $21,523,131
Shares of beneficial
 interest issued and
 outstanding............     8,277,263    2,841,331    4,006,776     3,838,201   10,094,368   2,039,705
Net asset value,
 offering and redemption
 price per share
 (excluding any
 applicable contingent
 deferred sales charge).  $      14.92 $      15.91 $      18.75  $      15.59 $      13.04 $     10.55
                          ============ ============ ============  ============ ============ ===========
Class II (unlimited
 shares authorized):

Net assets..............  $ 26,489,926 $  8,667,156 $ 45,045,280  $  6,230,433 $ 34,648,188 $22,513,149
Shares of beneficial
 interest issued and
 outstanding............     1,773,072      545,600    2,403,768       400,666    2,661,158   2,133,706
Net asset value and
 redemption price per
 share (excluding any
 applicable contingent
 deferred sales charge).  $      14.94 $      15.89 $      18.74  $      15.55 $      13.02 $     10.55
Maximum sales charge
 (1.00% of offering
 price).................          0.15         0.16         0.19          0.16         0.13        0.11
                          ------------ ------------ ------------  ------------ ------------ -----------
Maximum offering price
 to public..............  $      15.09 $      16.05 $      18.93  $      15.71 $      13.15 $     10.66
                          ============ ============ ============  ============ ============ ===========
Class Z (unlimited
 shares authorized):
Net assets..............           --           --           --   $  1,896,419 $    406,647         --
Shares of beneficial
 interest issued and
 outstanding............           --           --           --        106,377       29,613         --
Net asset value,
 offering and redemption
 price per share........           --           --           --   $      17.83 $      13.73         --
                          ============ ============ ============  ============ ============ ===========



See Notes to Financial Statements

    SunAmerica Equity Funds
    STATEMENT OF OPERATIONS -- For the six months ended March 31, 2001
    (unaudited)
--------------------------------------------------------------------------------

                              Balanced      Blue Chip       Growth           New        Growth and    "Dogs" of
                               Assets         Growth     Opportunities     Century        Income     Wall Street
                                Fund           Fund          Fund           Fund           Fund         Fund
                            ------------------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
 Interest.................  $   5,408,530  $    723,575  $   1,158,482  $   1,621,334  $    674,299  $    39,310
 Dividends*...............      1,080,265       587,141        321,836        354,382     1,272,461      829,088
                            -------------  ------------  -------------  -------------  ------------  -----------
 Total investment income..      6,488,795     1,310,716      1,480,318      1,975,716     1,946,760      868,398
                            -------------  ------------  -------------  -------------  ------------  -----------

Expenses:
 Investment advisory and
  management fees.........      1,739,969       709,888      1,208,186      1,058,256     1,157,377       94,014
 Distribution and service
  maintenance fees--Class
  A.......................        507,952       216,771        293,584        328,069       197,453       15,085
 Distribution and service
  maintenance fees--Class
  B.......................        767,283       280,126        477,883        419,992       782,208      108,173
 Distribution and service
  maintenance fees--Class
  II......................        142,439        47,045        295,955         41,378       194,429      117,337
 Transfer agent fees and
  expenses--Class A.......        403,986       155,538        193,852        236,860       151,152       14,576
 Transfer agent fees and
  expenses--Class B.......        204,194        73,353        115,280        108,379       200,992       31,843
 Transfer agent fees and
  expenses--Class II......         32,531        11,526         64,509         11,007        48,964       35,221
 Transfer agent fees and
  expenses--Class Z.......            --            --             --           2,672         8,601          --
 Custodian fees and
  expenses................         98,993        39,433         72,285         69,162        62,715       34,788
 Registration fees--Class
  A.......................         14,863         7,097         38,305         21,197        10,141        3,939
 Registration fees--Class
  B.......................          8,800         7,831         27,486          7,171        12,885        4,727
 Registration fees--Class
  II......................          6,207           216         14,846          2,090         8,292        8,396
 Registration fees--Class
  Z.......................            --            --             --             509            20          --
 Printing expense.........         15,565        10,620         15,190         16,510        17,005        6,335
 Trustees' fees and
  expenses................         10,776         4,134          6,036          6,835         7,288        1,892
 Audit and tax consulting
  fees....................         14,325        14,325         12,720         12,415        14,325       13,737
 Insurance expense........          1,265           484            475            788           697          176
 Amortization of
  organizational expenses.            --            --             --             --            --         3,831
 Miscellaneous expenses...          1,256           507            724            806           766          258
                            -------------  ------------  -------------  -------------  ------------  -----------
 Total expenses...........      3,970,404     1,578,894      2,837,316      2,344,096     2,875,310      494,328
 Less: expenses
  reimbursed by
  investment adviser......         (3,132)          --             --          (2,465)       (8,349)     (92,508)
 Less: custody credits
  earned on cash
  balances................            --            (25)          (872)       (13,263)       (1,032)         (61)
 Net expenses.............      3,967,272     1,578,869      2,836,444      2,328,368     2,865,929      401,759
                            -------------  ------------  -------------  -------------  ------------  -----------
Net investment income
 (loss)...................      2,521,523      (268,153)    (1,356,126)      (352,652)     (919,169)     466,639
                            -------------  ------------  -------------  -------------  ------------  -----------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain (loss)
 on investments...........      1,964,050    (1,894,648)   (67,931,833)   (56,063,391)   (5,418,400)  (3,149,980)
Net change in unrealized
 appreciation/depreciation
 on investments...........   (107,994,896)  (68,338,971)  (122,641,533)   (99,394,194)  (89,159,058)   8,561,241
                            -------------  ------------  -------------  -------------  ------------  -----------
Net realized and
 unrealized gain (loss) on
 investments, foreign
 currency and other assets
 and liabilities..........   (106,030,846)  (70,233,619)  (190,573,366)  (155,457,585)  (94,577,458)   5,411,261
                            -------------  ------------  -------------  -------------  ------------  -----------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS...............  $(103,509,323) $(70,501,772) $(191,929,492) $(155,810,237) $(95,496,627) $ 5,877,900
                            =============  ============  =============  =============  ============  ===========
*Net of foreign
 withholding taxes on
 dividends of.............  $         772  $        520  $         --   $         --   $        611  $       --
                            =============  ============  =============  =============  ============  ===========

See Notes to Financial Statements

    SunAmerica Equity Funds
    STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                             Balanced Assets Fund         Blue Chip Growth Fund       Growth Opportunities Fund
                          ----------------------------  ---------------------------  ----------------------------
                           For the six                  For the six                   For the six
                          months ended   For the year   months ended  For the year   months ended   For the year
                            March 31,        ended       March 31,        ended        March 31,        ended
                              2001       September 30,      2001      September 30,      2001       September 30,
                           (unaudited)       2000       (unaudited)       2000        (unaudited)       2000
                          -------------  -------------  ------------  -------------  -------------  -------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income
  (loss)................  $   2,521,523  $  3,839,132   $   (268,153) $ (1,460,587)  $  (1,356,126) $ (1,446,296)
 Net realized gain
  (loss) on investments.      1,964,050    47,996,208     (1,894,648)   36,261,830     (67,931,833)   31,403,585
 Net change in
  unrealized
  appreciation/
  depreciation on
  investments...........   (107,994,896)   16,444,532    (68,338,971)   18,688,966    (122,641,533)   63,937,296
                          -------------  ------------   ------------  ------------   -------------  ------------
Net increase (decrease)
 in net assets resulting
 from operations........   (103,509,323)   68,279,872    (70,501,772)   53,490,209    (191,929,492)   93,894,585
                          -------------  ------------   ------------  ------------   -------------  ------------
Dividends and
 distributions to
 shareholders:
 From net investment
  income (Class A)......     (1,856,669)   (3,099,090)           --            --              --            --
 From net investment
  income (Class B)......       (628,218)     (812,093)           --            --              --            --
 From net investment
  income (Class II).....       (121,745)      (81,813)           --            --              --            --
 From net realized gains
  on investments
  (Class A).............    (30,902,164)  (25,396,548)   (17,871,463)  (10,768,236)    (15,337,271)   (9,933,424)
 From net realized gains
  on investments
  (Class B).............    (16,743,112)  (17,220,916)    (8,678,914)   (5,467,719)     (9,725,209)   (3,520,332)
 From net realized gains
  on investments
  (Class II)............     (3,049,624)   (1,072,439)    (1,379,623)     (139,008)     (6,027,520)     (386,219)
                          -------------  ------------   ------------  ------------   -------------  ------------
Total dividends and
 distributions to
 shareholders...........    (53,301,532)  (47,682,899)   (27,930,000)  (16,374,963)    (31,090,000)  (13,839,975)
                          -------------  ------------   ------------  ------------   -------------  ------------
Net increase in net
 assets resulting from
 capital share
 transactions (Note 6)..     46,928,450    60,547,096     24,437,359    38,557,485      88,032,927   224,384,618
                          -------------  ------------   ------------  ------------   -------------  ------------
Total increase
 (decrease) in net
 assets.................   (109,882,405)   81,144,069    (73,994,413)   75,672,731    (134,986,565)  304,439,228
NET ASSETS:
Beginning of period.....    524,039,572   442,895,503    229,313,494   153,640,763     379,936,923    75,497,695
                          -------------  ------------   ------------  ------------   -------------  ------------
End of period...........  $ 414,157,167  $524,039,572   $155,319,081  $229,313,494   $ 244,950,358  $379,936,923
                          =============  ============   ============  ============   =============  ============
Accumulated
 undistributed net
 investment loss........  $    (150,685) $    (65,576)  $   (287,831) $    (19,678)  $  (1,366,704) $    (10,578)
                          =============  ============   ============  ============   =============  ============


See Notes to Financial Statements

    SunAmerica Equity Funds
    STATEMENT OF CHANGES IN NET ASSETS -- (continued)
--------------------------------------------------------------------------------

                               New Century Fund           Growth and Income Fund     "Dogs" of Wall Street Fund
                          ----------------------------  ---------------------------  ---------------------------
                           For the six                  For the six                  For the six
                          months ended   For the year   months ended  For the year   months ended  For the year
                            March 31,        ended       March 31,        ended       March 31,        ended
                              2001       September 30,      2001      September 30,      2001      September 30,
                           (unaudited)       2000       (unaudited)       2000       (unaudited)       2000
                          -------------  -------------  ------------  -------------  ------------  -------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income
  (loss)................  $    (352,652) $ (3,691,109)  $   (919,169) $ (2,446,882)  $   466,639   $   1,621,174
 Net realized gain
  (loss) on investments.    (56,063,391)  135,794,617     (5,418,400)   29,269,333    (3,149,980)    (19,097,496)
 Net realized gain on
  option contracts......            --      3,321,424            --            --            --              --
 Net change in
  unrealized
  appreciation/
  depreciation on
  investments...........    (99,394,194)   31,776,411    (89,159,058)   36,137,773     8,561,241      (2,398,442)
 Net change in
  unrealized
  appreciation/
  depreciation on
  written option
  contracts.............            --        (51,584)           --            --            --              --
                          -------------  ------------   ------------  ------------   -----------   -------------
Net increase (decrease)
 in net assets resulting
 from operations........   (155,810,237)  167,149,759    (95,496,627)   62,960,224     5,877,900     (19,874,764)
                          -------------  ------------   ------------  ------------   -----------   -------------
Dividends and
 distributions to
 shareholders:
 From net investment
  income (Class A)......            --            --             --            --       (181,922)       (433,645)
 From net investment
  income (Class B)......            --            --             --            --       (332,785)       (693,083)
 From net investment
  income (Class II).....            --            --             --            --       (360,296)     (1,123,302)
 From net realized gains
  on investments (Class
  A)....................    (52,863,243)  (26,763,114)    (9,440,945)   (3,548,084)          --         (653,924)
 From net realized gains
  on investments (Class
  B)....................    (26,045,181)  (15,625,190)   (13,448,579)   (5,231,237)          --       (1,482,830)
 From net realized gains
  on investments (Class
  II)...................     (2,467,308)     (609,709)    (3,202,576)     (601,963)          --       (2,403,270)
 From net realized gains
  on investments (Class
  Z)....................       (704,268)     (201,974)       (37,900)       (8,634)          --              --
                          -------------  ------------   ------------  ------------   -----------   -------------
 Total dividends and
  distributions to
  shareholders..........    (82,080,000)  (43,199,987)   (26,130,000)   (9,389,918)     (875,003)     (6,790,054)
                          -------------  ------------   ------------  ------------   -----------   -------------
Net increase (decrease)
 in net assets resulting
 from capital share
 transactions (Note 6)..     55,709,365    36,265,644     39,851,673    71,000,004    (6,743,700)    (95,266,057)
                          -------------  ------------   ------------  ------------   -----------   -------------
Total increase
 (decrease) in net
 assets.................   (182,180,872)  160,215,416    (81,774,954)  124,570,310    (1,740,803)   (121,930,875)
NET ASSETS:
 Beginning of period....    389,571,210   229,355,794    344,156,574   219,586,264    54,063,501     175,994,376
                          -------------  ------------   ------------  ------------   -----------   -------------
 End of period..........  $ 207,390,338  $389,571,210   $262,381,620  $344,156,574   $52,322,698   $  54,063,501
                          =============  ============   ============  ============   ===========   =============
 Accumulated
  undistributed net
  investment
  income (loss).........  $    (393,717) $    (41,065)  $   (934,643) $    (15,474)  $    76,549   $     484,913
                          =============  ============   ============  ============   ===========   =============


See Notes to Financial Statements

    SunAmerica Equity Funds
    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          BALANCED ASSETS FUND
                                                                          --------------------
                                         Net
                                     gain (loss)
                                     on invest-    Total    Dividends Distri-
                 Net Asset    Net    ments (both    from    from net  butions           Net Asset           Net Assets
                  Value,    invest-   realized    invest-    invest-   from     Total    Value,               end of
     Period      beginning   ment        and        ment      ment    capital  distri-   end of     Total     period
     Ended       of period income(1) unrealized) operations  income    gains   butions   period   Return(2)  (000's)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- --------- ----------
                                                                        Class A
                                                                        -------
9/30/96.........  $16.42     $0.27      $1.39      $1.66     $(0.28)  $(0.99)  $(1.27)   $16.81     10.65%   $147,035
9/30/97.........   16.81      0.31       3.43       3.74      (0.31)   (1.75)   (2.06)    18.49     24.81     169,201
9/30/98.........   18.49      0.29       1.29       1.58      (0.30)   (1.74)   (2.04)    18.03      9.32     189,668
9/30/99.........   18.03      0.25       3.57       3.82      (0.26)   (1.47)   (1.73)    20.12     22.11     256,467
9/30/00.........   20.12      0.21       2.83       3.04      (0.22)   (1.98)   (2.20)    20.96     15.69     319,598
3/31/01(6)......   20.96      0.11      (3.99)     (3.88)     (0.11)   (2.00)   (2.11)    14.97    (19.56)    264,132
                                                                        Class B
                                                                        -------
9/30/96.........  $16.42     $0.17      $1.38      $1.55     $(0.18)  $(0.99)  $(1.17)   $16.80      9.93%   $171,197
9/30/97.........   16.80      0.21       3.43       3.64      (0.21)   (1.75)   (1.96)    18.48     24.09     173,435
9/30/98.........   18.48      0.18       1.28       1.46      (0.19)   (1.74)   (1.93)    18.01      8.62     165,926
9/30/99.........   18.01      0.13       3.57       3.70      (0.15)   (1.47)   (1.62)    20.09     21.38     177,577
9/30/00.........   20.09      0.08       2.82       2.90      (0.09)   (1.98)   (2.07)    20.92     14.98     174,936
3/31/01(6)......   20.92      0.06      (3.98)     (3.92)     (0.08)   (2.00)   (2.08)    14.92    (19.84)    123,535
                                                                        Class II
                                                                        --------
2/02/99-
9/30/99(3)......  $20.00     $0.08      $0.11      $0.19     $(0.08)  $   --   $(0.08)   $20.11      0.95%   $  8,851
9/30/00.........   20.11      0.08       2.82       2.90      (0.09)   (1.98)   (2.07)    20.94     14.95      29,506
3/31/01(6)......   20.94      0.06      (3.98)     (3.92)     (0.08)   (2.00)   (2.08)    14.94    (19.82)     26,490
                              Ratio of net
                   Ratio of    investment
                   expenses      income
     Period       to average   to average      Portfolio
     Ended        net assets   net assets      turnover
---------------- ------------ ---------------- ---------
                                                                        Class A
                                                                        -------
9/30/96......... 1.52%           1.63%            187%
9/30/97......... 1.50            1.86             149
9/30/98......... 1.46            1.59              80
9/30/99......... 1.45            1.26             123
9/30/00......... 1.44            1.01             259
3/31/01(6)...... 1.44  (4)       1.31  (4)        191
                                                                        Class B
                                                                        -------
9/30/96......... 2.12%           1.03%            187%
9/30/97......... 2.11            1.26             149
9/30/98......... 2.08            0.97              80
9/30/99......... 2.06            0.64             123
9/30/00......... 2.06            0.40             259
3/31/01(6)...... 2.07  (4)       0.67  (4)        191
                                                                        Class II
                                                                        --------
2/02/99-
9/30/99(3)...... 2.05%(4)(5)     0.71%(4)(5)      123%
9/30/00......... 2.05  (5)       0.38  (5)        259
3/31/01(6)...... 2.05  (4)(5)    0.71  (4)(5)     191

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                              9/30/99 9/30/00 3/31/01
                              ------- ------- -------
   Balanced Assets Class II..  1.41%   0.07%   0.02%

(6) Unaudited

See Notes to Financial Statements

    SunAmerica Equity Funds
    FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

                                                               BLUE CHIP GROWTH FUND
                                                               ---------------------
                                        Net
                                    gain (loss)
                                    on invest-    Total    Dividends Distri-
                 Net Asset   Net    ments (both    from    from net  butions           Net Asset           Net Assets
                  Value,   invest-   realized    invest-    invest-   from     Total    Value,               end of
     Period      beginning  ment        and        ment      ment    capital  distri-   end of     Total     period
     Ended       of period loss(1)  unrealized) operations  income    gains   butions   period   Return(2)  (000's)
---------------- --------- -------  ----------- ---------- --------- -------  -------  --------- --------- ----------
                                                                      Class A
                                                                      -------
9/30/96.........  $17.34   $(0.03)     $2.22      $2.19      $ --    $(1.91)  $(1.91)   $17.62     13.88%   $ 51,993
9/30/97.........   17.62    (0.02)      5.05       5.03        --     (2.43)   (2.43)    20.22     32.96      67,812
9/30/98.........   20.22    (0.04)      0.91       0.87        --     (2.48)   (2.48)    18.61      5.09      72,536
9/30/99.........   18.61    (0.05)      6.53       6.48        --     (1.47)   (1.47)    23.62     36.29     103,841
9/30/00.........   23.62    (0.14)      8.00       7.86        --     (2.46)   (2.46)    29.02     34.66     152,788
3/31/01(6)......   29.02    (0.01)     (8.29)     (8.30)       --     (3.51)   (3.51)    17.21    (30.71)    101,439
                                                                      Class B
                                                                      -------
9/30/96.........  $17.13   $(0.14)     $2.19      $2.05      $ --    $(1.91)  $(1.91)   $17.27     13.17%   $ 36,199
9/30/97.........   17.27    (0.13)      4.90       4.77        --     (2.43)   (2.43)    19.61     32.02      37,633
9/30/98.........   19.61    (0.16)      0.87       0.71        --     (2.48)   (2.48)    17.84      4.36      36,106
9/30/99.........   17.84    (0.19)      6.25       6.06        --     (1.47)   (1.47)    22.43     35.45      49,015
9/30/00.........   22.43    (0.31)      7.58       7.27        --     (2.46)   (2.46)    27.24     33.80      67,586
3/31/01(6)......   27.24    (0.08)     (7.74)     (7.82)       --     (3.51)   (3.51)    15.91    (30.99)     45,213
                                                                      Class II
                                                                      --------
2/02/99-
9/30/99(3)......  $21.79   $(0.13)     $0.77      $0.64      $ --    $   --   $   --    $22.43      2.94%   $    785
9/30/00.........   22.43    (0.31)      7.53       7.22        --     (2.46)   (2.46)    27.19     33.57       8,939
3/31/01(6)......   27.19    (0.07)     (7.72)     (7.79)       --     (3.51)   (3.51)    15.89    (30.93)      8,667
                                                               BLUE CHIP GROWTH FUND
                                                               ---------------------
                                Ratio of net
                  Ratio of       investment
                  expenses          loss
     Period      to average      to average      Portfolio
     Ended       net assets      net assets      turnover
---------------- -------------- ---------------- ---------
                                                                      Class A
                                                                      -------
9/30/96.........   1.57%          (0.18)%           269%
9/30/97.........   1.54           (0.11)            211
9/30/98.........   1.52           (0.20)             90
9/30/99.........   1.49           (0.22)             71
9/30/00.........   1.43            (0.49)            75
3/31/01(6)......   1.44  (4)       (0.05)  (4)       73
                                                                      Class B
                                                                      -------
9/30/96.........   2.23%          (0.83)%           269%
9/30/97.........   2.22           (0.77)            211
9/30/98.........   2.17           (0.86)             90
9/30/99.........   2.15           (0.89)             71
9/30/00.........   2.09           (1.16)             75
3/31/01(6)......   2.11  (4)       (0.73)  (4)       73
                                                                      Class II
                                                                      --------
2/02/99-
9/30/99(3)......   2.17%(4)(5)    (0.95)%(4)(5)      71%
9/30/00.........   2.17  (5)      (1.17)  (5)        75
3/31/01(6)......   2.07  (4)       (0.67)  (4)       73

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                       9/30/99 9/30/00
                                       ------- -------
   Blue Chip Growth Class II..........  8.74%   0.17%

(6) Unaudited

See Notes to Financial Statements

    SunAmerica Equity Funds
    FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

                                                             GROWTH OPPORTUNITIES FUND
                                                             -------------------------
                                        Net
                                    gain (loss)
                                    on invest-    Total    Dividends Distri-
                 Net Asset   Net    ments (both    from    from net  butions           Net Asset           Net Assets
                  Value,   invest-   realized    invest-    invest-   from     Total    Value,               end of
     Period      beginning  ment        and        ment      ment    capital  distri-   end of     Total     period
     Ended       of period loss(1)  unrealized) operations  income    gains   butions   period   Return(2)  (000's)
---------------- --------- -------  ----------- ---------- --------- -------  -------  --------- --------- ----------
                                                                      Class A
                                                                      -------
9/30/96.........  $17.80   $(0.12)    $ 2.21      $ 2.09     $ --    $(2.11)  $(2.11)   $17.78     12.92%   $ 41,904
9/30/97.........   17.78    (0.15)      3.83        3.68       --     (0.80)   (0.80)    20.66     21.54      46,051
9/30/98.........   20.66    (0.13)     (0.78)      (0.91)      --     (3.53)   (3.53)    16.22     (4.20)     38,437
9/30/99.........   16.22    (0.19)      8.26        8.07       --     (1.17)   (1.17)    23.12     52.42      57,880
9/30/00.........   23.12    (0.17)     21.77       21.60       --     (3.93)   (3.93)    40.79    102.04     206,531
3/31/01(6)......   40.79    (0.07)    (17.47)     (17.54)      --     (2.90)   (2.90)    20.35    (44.88)    124,773
                                                                      Class B
                                                                      -------
9/30/96.........  $17.58   $(0.24)    $ 2.18      $ 1.94     $ --    $(2.11)  $(2.11)   $17.41     12.16%   $ 13,784
9/30/97.........   17.41    (0.28)      3.73        3.45       --     (0.80)   (0.80)    20.06     20.65      13,779
9/30/98.........   20.06    (0.25)     (0.76)      (1.01)      --     (3.53)   (3.53)    15.52     (4.93)     10,027
9/30/99.........   15.52    (0.32)      7.85        7.53       --     (1.17)   (1.17)    21.88     51.24      16,529
9/30/00.........   21.88    (0.37)     20.42       20.05       --     (3.93)   (3.93)    38.00    100.58     108,083
3/31/01(6)......   38.00    (0.16)    (16.19)     (16.35)      --     (2.90)   (2.90)    18.75    (45.05)     75,132
                                                                      Class II
                                                                      --------
2/02/99-
 9/30/99(3).....  $19.86   $(0.21)    $ 2.23      $ 2.02     $ --    $   --   $   --    $21.88     10.17%   $  1,089
9/30/00.........   21.88    (0.33)     20.35       20.02       --     (3.93)   (3.93)    37.97    100.44      65,322
3/31/01(6)......   37.97    (0.16)    (16.17)     (16.33)      --     (2.90)   (2.90)    18.74    (45.03)     45,045
                                                             GROWTH OPPORTUNITIES FUND
                                                             -------------------------
                                Ratio of net
                  Ratio of       investment
                  expenses          loss
     Period      to average      to average      Portfolio
     Ended       net assets      net assets      turnover
---------------- -------------- ---------------- ---------
                                                                      Class A
                                                                      -------
9/30/96.........    1.62%          (0.69)%          307%
9/30/97.........    1.64           (0.84)           332
9/30/98.........    1.62           (0.75)           377
9/30/99.........    1.57           (0.93)           220
9/30/00.........    1.43           (0.49)           139
3/31/01(6)......    1.44  (4)      (0.52)  (4)       83
                                                                      Class B
                                                                      -------
9/30/96.........    2.32%          (1.43)%          307%
9/30/97.........    2.35           (1.56)           332
9/30/98.........    2.33           (1.45)           377
9/30/99.........    2.32           (1.67)           220
9/30/00.........    2.10           (1.11)           139
3/31/01(6)......    2.11  (4)      (1.20)  (4)       83
                                                                      Class II
                                                                      --------
2/02/99-
 9/30/99(3).....    2.35%(4)(5)    (1.74)%(4)(5)    220%
9/30/00.........    2.09  (5)      (0.99)  (5)      139
3/31/01(6)......    2.08  (4)      (1.17)  (4)       83

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                     9/30/99 9/30/00
                                     ------- -------
   Growth Opportunities Class II....  9.94%   0.01%

(6) Unaudited

See Notes to Financial Statements

    SunAmerica Equity Funds
    FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

                                                                   NEW CENTURY FUND
                                                                   ----------------
                                        Net
                                    gain (loss)
                                    on invest-    Total    Dividends Distri-
                 Net Asset   Net    ments (both    from    from net  butions           Net Asset            Net Assets
                  Value,   invest-   realized    invest-    invest-   from     Total    Value,                end of
     Period      beginning  ment        and        ment      ment    capital  distri-   end of     Total      period
     Ended       of period loss(1)  unrealized) operations  income    gains   butions   period   Return(2)   (000's)
---------------- --------- -------  ----------- ---------- --------- -------  -------  --------- ---------  ----------
                                                                        Class A
                                                                        -------
9/30/96.........  $24.65   $(0.16)    $ 4.29      $ 4.13     $ --    $(4.53)  $(4.53)   $24.25     19.35%    $158,567
9/30/97.........   24.25    (0.30)      5.18        4.88       --     (0.86)   (0.86)    28.27     20.84      185,241
9/30/98.........   28.27    (0.18)     (6.59)      (6.77)      --     (2.40)   (2.40)    19.10    (25.00)     105,243
9/30/99.........   19.10    (0.21)      9.89        9.68       --     (1.40)   (1.40)    27.38     53.00      148,376
9/30/00.........   27.38    (0.31)     19.04       18.73       --     (4.97)   (4.97)    41.14     72.74      253,359
3/31/01(6)......   41.14       --     (15.14)     (15.14)      --     (8.88)   (8.88)    17.12    (41.52)     139,429
                                                                        Class B
                                                                        -------
9/30/96.........  $24.32   $(0.29)    $ 4.20      $ 3.91     $ --    $(4.53)  $(4.53)   $23.70     18.60%    $107,839
9/30/97.........   23.70    (0.44)      5.03        4.59       --     (0.86)   (0.86)    27.43     20.08      124,450
9/30/98.........   27.43    (0.33)     (6.36)      (6.69)      --     (2.40)   (2.40)    18.34    (25.52)      61,398
9/30/99.........   18.34    (0.35)      9.48        9.13       --     (1.40)   (1.40)    26.07     52.15       77,331
9/30/00.........   26.07    (0.53)     18.04       17.51       --     (4.97)   (4.97)    38.61     71.59      122,004
3/31/01(6)......   38.61    (0.08)    (14.06)     (14.14)      --     (8.88)   (8.88)    15.59    (41.69)      59,835
                                                                       Class II
                                                                       --------
2/02/98-
9/30/98(3)......  $21.11   $(0.19)    $(2.58)     $(2.77)    $ --    $   --   $   --    $18.34    (13.12)%   $    168
9/30/99.........   18.34    (0.40)      9.51        9.11       --     (1.40)   (1.40)    26.05     52.04        2,599
9/30/00.........   26.05    (0.54)     18.01       17.47       --     (4.97)   (4.97)    38.55     71.48       10,848
3/31/01(6)......   38.55    (0.08)    (14.04)     (14.12)      --     (8.88)   (8.88)    15.55    (41.70)       6,230
                                                                        Class Z
                                                                        -------
10/07/96-
9/30/97(3)......  $24.61   $(0.15)    $ 4.85      $ 4.70     $ --    $(0.86)  $(0.86)   $28.45     19.78%    $    948
9/30/98.........   28.45    (0.07)     (6.65)      (6.72)      --     (2.40)   (2.40)    19.33    (24.64)         565
9/30/99.........   19.33    (0.07)     10.04        9.97       --     (1.40)   (1.40)    27.90     53.91        1,050
9/30/00.........   27.90    (0.09)     19.42       19.33       --     (4.97)   (4.97)    42.26     73.63        3,360
3/31/01(6)......   42.26     0.06     (15.61)     (15.55)      --     (8.88)   (8.88)    17.83    (41.36)       1,896
                                                                   NEW CENTURY FUND
                                                                   ----------------
                               Ratio of net
                   Ratio of     investment
                   expenses        loss
     Period       to average    to average     Portfolio
     Ended        net assets    net assets     turnover
---------------- ------------- --------------- ---------
                                                                        Class A
                                                                        -------
9/30/96.........  1.53%         (0.68)%           240%
9/30/97.........  1.72          (1.27)            343
9/30/98.........  1.50          (0.79)            292
9/30/99.........  1.48          (0.82)            177
9/30/00.........  1.42          (0.80)            227
3/31/01(6)......  1.44  (4)     (0.04)  (4)       167
                                                                        Class B
                                                                        -------
9/30/96.........  2.16%         (1.30)%           240%
9/30/97.........  2.34          (1.89)            343
9/30/98.........  2.14          (1.44)            292
9/30/99.........  2.12          (1.46)            177
9/30/00.........  2.07          (1.46)            227
3/31/01(6)......  2.09  (4)     (0.70)  (4)       167
                                                                       Class II
                                                                       --------
2/02/98-
9/30/98(3)......  2.15%(4)(5)   (1.35)%(4)(5)     292%
9/30/99.........  2.15  (5)     (1.60)  (5)       177
9/30/00.........  2.14  (5)     (1.47)  (5)       227
3/31/01(6)......  2.12  (4)(5)  (0.71)  (4)(5)    167
                                                                        Class Z
                                                                        -------
10/07/96-
9/30/97(3)......  1.07%(4)(5)   (0.67)%(4)(5)     343%
9/30/98.........  1.01  (5)     (0.30)  (5)       292
9/30/99.........  0.93  (5)     (0.28)  (5)       177
9/30/00.........  0.91  (5)     (0.24)  (5)       227
3/31/01(6)......  0.93  (4)(5)   0.48   (4)(5)    167

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                    9/30/97 9/30/98 9/30/99 9/30/00 3/31/01
                    ------- ------- ------- ------- -------
   New Century
    Class II.......    --    13.58%  2.48%   0.05%   0.02%
   New Century
    Class Z........  2.19%    1.85   4.95    0.87    0.14

(6) Unaudited

See Notes to Financial Statements

    SunAmerica Equity Funds
    FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

                                                                 GROWTH AND INCOME FUND
                                                                 ----------------------
                                         Net
                                     gain(loss)
                              Net    on invest-    Total    Dividends Distri-
                 Net Asset  invest-  ments (both    from    from net  butions           Net Asset            Net Assets
                  Value,     ment     realized    invest-    invest-   from     Total    Value,                end of
     Period      beginning  income       and        ment      ment    capital  distri-   end of     Total      period
     Ended       of period (loss)(1) unrealized) operations  income    gains   butions   period   Return(2)   (000's)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- ---------  ----------
                                                                        Class A
                                                                        -------
9/30/96.........  $ 8.39    $ 0.14     $ 2.50      $ 2.64    $(0.17)  $(0.39)  $(0.56)   $10.47     32.59%    $ 21,099
9/30/97.........   10.47      0.05       3.40        3.45     (0.03)   (0.44)   (0.47)    13.45     34.18       47,219
9/30/98.........   13.45      0.02       0.68        0.70        --    (1.35)   (1.35)    12.80      5.53       57,129
9/30/99.........   12.80     (0.02)      3.92        3.90        --    (0.47)   (0.47)    16.23     30.99       86,524
9/30/00.........   16.23     (0.08)      4.51        4.43        --    (0.66)   (0.66)    20.00     27.64      127,168
3/31/01(6)......   20.00     (0.02)     (5.05)      (5.07)       --    (1.43)   (1.43)    13.50    (26.43)      95,679
                                                                        Class B
                                                                        -------
9/30/96.........  $ 8.39    $ 0.08     $ 2.50      $ 2.58    $(0.13)  $(0.39)  $(0.52)   $10.45     31.75%    $ 13,903
9/30/97.........   10.45     (0.03)      3.39        3.36     (0.01)   (0.44)   (0.45)    13.36     33.30       55,530
9/30/98.........   13.36     (0.07)      0.68        0.61        --    (1.35)   (1.35)    12.62      4.84       79,004
9/30/99.........   12.62     (0.12)      3.87        3.75        --    (0.47)   (0.47)    15.90     30.23      121,709
9/30/00.........   15.90     (0.20)      4.40        4.20        --    (0.66)   (0.66)    19.44     26.74      176,395
3/31/01(6)......   19.44     (0.07)     (4.90)      (4.97)       --    (1.43)   (1.43)    13.04    (26.69)     131,647
                                                                        Class II
                                                                        --------
2/02/98-
9/30/98(3)......  $12.78    $(0.04)    $(0.13)     $(0.17)   $   --   $   --   $   --    $12.61    (1.33)%    $    963
9/30/99.........   12.61     (0.12)      3.87        3.75        --    (0.47)   (0.47)    15.89     30.25       11,135
9/30/00.........   15.89     (0.20)      4.39        4.19        --    (0.66)   (0.66)    19.42     26.78       39,986
3/31/01(6)......   19.42     (0.07)     (4.90)      (4.97)       --    (1.43)   (1.43)    13.02    (26.72)      34,648
                                                                        Class Z
                                                                        -------
4/15/98-
9/30/98(3)......  $14.35    $ 0.04     $(1.55)     $(1.51)   $   --   $   --   $   --    $12.84    (10.52)%   $     93
9/30/99.........   12.84      0.07       3.93        4.00        --    (0.47)   (0.47)    16.37     31.69          218
9/30/00.........   16.37      0.01       4.55        4.56        --    (0.66)   (0.66)    20.27     28.29          607
3/31/01(6)......   20.27      0.03      (5.14)      (5.11)       --    (1.43)   (1.43)    13.73    (26.27)         407
                                                                 GROWTH AND INCOME FUND
                                                                 ----------------------
                             Ratio of net
                              investment
                  Ratio of      income
                  expenses      (loss)
     Period      to average   to average   Portfolio
     Ended       net assets   net assets   turnover
---------------- ----------- ------------- ---------
                                                                        Class A
                                                                        -------
9/30/96......... 0.96%(5)     1.52%(5)        161%
9/30/97......... 1.38(5)      0.45(5)         200
9/30/98......... 1.50         0.12            150
9/30/99......... 1.48        (0.13)            63
9/30/00......... 1.44        (0.43)            61
3/31/01(6)...... 1.45  (4)   (0.19)  (4)       63
                                                                        Class B
                                                                        -------
9/30/96......... 1.58%(5)     0.73%(5)        161%
9/30/97......... 2.05(5)     (0.27)(5)        200
9/30/98......... 2.13        (0.52)           150
9/30/99......... 2.11        (0.76)            63
9/30/00......... 2.07        (1.07)            61
3/31/01(6)...... 2.09  (4)   (0.83)  (4)       63
                                                                        Class II
                                                                        --------
2/02/98-
9/30/98(3)...... 2.15%(4)(5) (0.57)%(4)(5)    150%
9/30/99......... 2.15(5)     (0.80)(5)         63
9/30/00......... 2.10(5)     (1.10)(5)         61
3/31/01(6)...... 2.11  (4)   (0.84)  (4)       63
                                                                        Class Z
                                                                        -------
4/15/98-
9/30/98(3)...... 0.93%(4)(5)  0.57%(4)(5)     150%
9/30/99......... 0.93(5)      0.43(5)          63
9/30/00......... 0.93(5)      0.07(5)          61
3/31/01(6)...... 0.93(4)(5)   0.33(4)(5)       63

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                     9/30/96 9/30/97 9/30/98 9/30/99 9/30/00 3/31/01
                     ------- ------- ------- ------- ------- -------
   Growth and
    Income Class A.   1.01%   0.22%      --      --     --      --
   Growth and
    Income Class B.   1.14    0.21       --      --     --      --
   Growth and
    Income Class
    II.............     --      --     6.99%   0.44%  0.01%     --
   Growth and
    Income Class Z.     --      --    28.17   21.57   9.23    3.51%

(6) Unaudited


See Notes to Financial Statements

    SunAmerica Equity Funds
    FINANCIAL HIGHLIGHTS -- (continued)
--------------------------------------------------------------------------------

                                                              "DOGS" OF WALL STREET FUND
                                                              --------------------------
                                         Net
                                     gain(loss)
                                     on invest-    Total    Dividends Distri-
                 Net Asset    Net    ments (both    from    from net  butions           Net Asset            Net Assets
                  Value,    invest-   realized    invest-    invest-   from     Total    Value,                end of
     Period      beginning   ment        and        ment      ment    capital  distri-   end of     Total      period
     Ended       of period income(1) unrealized) operations  income    gains   butions   period   Return(2)   (000's)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- ---------  ----------
                                                                        Class A
                                                                        -------
6/08/98-
9/30/98(3)......  $12.50     $0.07     $(1.51)     $(1.44)   $   --   $   --   $   --    $11.06    (11.52)%   $16,672
9/30/99.........   11.06      0.21       0.73        0.94     (0.13)      --    (0.13)    11.87      8.47      26,403
9/30/00.........   11.87      0.23      (1.85)      (1.62)    (0.23)   (0.35)   (0.58)     9.67    (14.09)      8,732
3/31/01(6)......    9.67      0.12       1.01        1.13     (0.22)      --    (0.22)    10.58     11.84       8,286
                                                                        Class B
                                                                        -------
6/08/98-
9/30/98(3)......  $12.50     $0.04     $(1.51)     $(1.47)   $   --   $   --   $   --    $11.03    (11.76)%   $19,734
9/30/99.........   11.03      0.14       0.72        0.86     (0.08)      --    (0.08)    11.81      7.82      55,526
9/30/00.........   11.81      0.16      (1.84)      (1.68)    (0.16)   (0.35)   (0.51)     9.62    (14.62)     21,221
3/31/01(6)......    9.62      0.08       1.01        1.09     (0.16)      --    (0.16)    10.55     11.42      21,523
                                                                       Class II
                                                                       --------
6/08/98-
9/30/98(3)......  $12.50     $0.04     $(1.51)     $(1.47)   $   --   $   --   $   --    $11.03    (11.76)%   $20,108
9/30/99.........   11.03      0.14       0.72        0.86     (0.08)      --    (0.08)    11.81      7.82      94,065
9/30/00.........   11.81      0.16      (1.84)      (1.68)    (0.16)   (0.35)   (0.51)     9.62    (14.62)     24,110
3/31/01(6)......    9.62      0.08       1.01        1.09     (0.16)      --    (0.16)    10.55     11.42      22,513
                                                              "DOGS" OF WALL STREET FUND
                                                              --------------------------
                             Ratio of net
                  Ratio of    investment
                  expenses      income
     Period      to average   to average  Portfolio
     Ended       net assets   net assets  turnover
---------------- ----------- ------------ ---------
                                                                        Class A
                                                                        -------
6/08/98-
9/30/98(3)...... 0.95%(4)(5) 1.78%(4)(5)       0%
9/30/99......... 0.95(5)     1.69(5)          35
9/30/00......... 0.95(5)     2.20(5)          57
3/31/01(6)...... 0.95(4)(5)  2.26(4)(5)       52
                                                                        Class B
                                                                        -------
6/08/98-
9/30/98(3)...... 1.60%(4)(5) 1.39%(4)(5)       0%
9/30/99......... 1.60(5)     1.08(5)          35
9/30/00......... 1.60(5)     1.56(5)          57
3/31/01(6)...... 1.60(4)(5)  1.64(4)(5)       52
                                                                       Class II
                                                                       --------
6/08/98-
9/30/98(3)...... 1.60%(4)(5) 1.45%(4)(5)       0%
9/30/99......... 1.60(5)     1.11(5)          35
9/30/00......... 1.60(5)     1.50(5)          57
3/31/01(6)...... 1.60(4)(5)  1.63(4)(5)       52

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                     9/30/98 9/30/99 9/30/00 3/31/01
                     ------- ------- ------- -------
   "Dogs" of Wall
    Street Class A.   0.43%   0.23%   0.34%   0.41%
   "Dogs" of Wall
    Street Class B.   0.58    0.22    0.30    0.31
   "Dogs" of Wall
    Street Class
    II.............   0.50    0.19    0.27    0.35

(6) Unaudited

See Notes to Financial Statements

    SunAmerica Balanced Assets Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                                     Value
                  Security Description                    Shares    (Note 2)

-----------------------------------------------------------------------------
COMMON STOCK -- 53.2%
Apparel & Textiles -- 0.3%
 Oakley, Inc.+...........................................  66,300 $ 1,178,151
                                                                  -----------
Banks -- 2.7%
 Bank of New York Co., Inc. .............................  90,000   4,431,600
 FleetBoston Financial Corp. ............................ 129,700   4,896,175
 Mellon Financial Corp. .................................  42,600   1,726,152
                                                                  -----------
                                                                   11,053,927
                                                                  -----------
Broadcasting & Media -- 3.3%
 AOL Time Warner, Inc.+.................................. 138,450   5,558,767
 AT&T Corp.-Liberty Media Corp., Class A+................  95,000   1,330,000
 Comcast Corp., Class A+.................................  85,300   3,577,269
 EchoStar Communications Corp., Class A+.................  80,000   2,215,000
 Pegasus Communications Corp.+...........................  48,100   1,106,300
                                                                  -----------
                                                                   13,787,336
                                                                  -----------
Business Services -- 0.4%
 Waste Management, Inc. .................................  70,000   1,729,000
                                                                  -----------
Communication Equipment -- 1.0%
 Cisco Systems, Inc.+.................................... 190,800   3,017,025
 Juniper Networks, Inc.+.................................  10,000     379,600
 Lucent Technologies, Inc. ..............................  71,100     708,867
                                                                  -----------
                                                                    4,105,492
                                                                  -----------
Computer Software -- 2.2%
 Microsoft Corp.+........................................ 163,200   8,925,000
                                                                  -----------
Computers & Business Equipment -- 2.7%
 Dell Computer Corp.+.................................... 150,000   3,853,125
 EMC Corp.+.............................................. 140,000   4,116,000
 International Business Machines Corp. ..................  35,000   3,366,300
                                                                  -----------
                                                                   11,335,425
                                                                  -----------
Conglomerate -- 5.1%
 General Electric Co. ................................... 340,000  14,232,400
 Tyco International Ltd. ................................ 161,600   6,985,968
                                                                  -----------
                                                                   21,218,368
                                                                  -----------
Electronics -- 4.5%
 Applied Materials, Inc.+................................ 120,000   5,220,000
 Emerson Electric Co. ...................................  35,600   2,205,776
 Intel Corp. ............................................ 179,200   4,715,200
 Micron Technology, Inc.+................................  70,000   2,907,100
 Texas Instruments, Inc. ................................ 110,000   3,407,800
                                                                  -----------
                                                                   18,455,876
                                                                  -----------
Energy Services -- 1.5%
 Nabors Industries, Inc.+................................  40,300   2,089,152
 Noble Drilling Corp.+...................................  45,000   2,077,200

                                                                       Value
                   Security Description                     Shares   (Note 2)
Energy Services (continued)
 Santa Fe International Corp. .............................  60,000 $ 1,950,000
                                                                    -----------
                                                                      6,116,352
                                                                    -----------
Energy Sources -- 2.4%
 Apache Corp. .............................................  47,400   2,730,714
 Burlington Resources, Inc. ...............................  28,400   1,270,900
 Devon Energy Corp. .......................................  60,000   3,492,000
 Exxon Mobil Corp. ........................................  32,500   2,632,500
                                                                    -----------
                                                                     10,126,114
                                                                    -----------
Financial Services -- 9.0%
 American Express Co. .....................................  75,000   3,097,500
 Capital One Financial Corp. ..............................  77,400   4,295,700
 Citigroup, Inc. .......................................... 180,000   8,096,400
 J.P. Morgan Chase & Co., Inc. ............................ 223,340  10,027,966
 Lehman Brothers Holdings, Inc. ...........................  70,000   4,389,000
 Morgan Stanley Dean Witter & Co. .........................  42,900   2,295,150
 Providian Financial Corp. ................................ 100,000   4,905,000
                                                                    -----------
                                                                     37,106,716
                                                                    -----------
Food, Beverage & Tobacco -- 0.5%
 Philip Morris Cos., Inc. .................................  45,000   2,135,250
                                                                    -----------
Forest Products -- 0.5%
 Georgia-Pacific Group.....................................  70,000   2,058,000
                                                                    -----------
Medical Products -- 2.1%
 Amgen, Inc.+..............................................  65,800   3,960,338
 Johnson & Johnson Co. ....................................  52,100   4,557,187
                                                                    -----------
                                                                      8,517,525
                                                                    -----------
Pharmaceuticals -- 7.6%
 Biogen, Inc.+.............................................  50,000   3,165,625
 Bristol-Myers Squibb Co. .................................  90,000   5,346,000
 Genentech, Inc.+..........................................  23,200   1,171,600
 Merck & Co., Inc. ........................................ 106,900   8,113,710
 Pfizer, Inc. ............................................. 142,200   5,823,090
 Pharmacia Corp. ..........................................  90,000   4,533,300
 Schering-Plough Corp. ....................................  90,000   3,287,700
                                                                    -----------
                                                                     31,441,025
                                                                    -----------
Retail Stores -- 4.6%
 Gap, Inc. ................................................ 180,000   4,269,600
 Home Depot, Inc. .........................................  50,000   2,155,000
 Target Corp. .............................................  96,000   3,463,680
 Wal-Mart Stores, Inc. .................................... 185,000   9,342,500
                                                                    -----------
                                                                     19,230,780
                                                                    -----------
Telecommunications -- 1.4%
 CIENA Corp.+..............................................  12,500     521,875
 General Motors Corp., Class H+............................  64,500   1,257,750

    SunAmerica Balanced Assets Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 2001 (unaudited) -- (continued)
--------------------------------------------------------------------------------

                                                        Shares/
                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK (continued)
Telecommunications (continued)
 QUALCOMM, Inc.+...................................      70,000     $ 3,963,750
                                                                    -----------
                                                                      5,743,375
                                                                    -----------
Utilities -- 1.4%
 Calpine Corp.+....................................      75,000       4,130,250
 Exelon Corp. .....................................      28,400       1,863,040
                                                                    -----------
                                                                      5,993,290
                                                                    -----------
Total Common Stock
 (cost $233,690,565)...............................                 220,257,002
                                                                    -----------
BONDS & NOTES -- 8.8%
Aerospace & Military Technology -- 1.0%
 Lockheed Martin Corp.
  7.25% due 5/15/06................................      $4,000       4,191,920
                                                                    -----------
Automotive -- 1.1%
 Daimler Chrysler Corp.
  7.45% due 3/01/27................................       5,000       4,614,400
                                                                    -----------
Electronics -- 0.7%
 Texas Instruments, Inc.
  6.13% due 2/01/06................................       3,000       3,013,830
                                                                    -----------
Financial Services -- 4.7%
 CS First Boston Mortgage
  Securities Corp.
  6.48% due 5/17/08................................       5,000       5,082,423
 Ford Motor Credit Co.
  8.00% due 6/15/02................................       5,000       5,150,250
 Goldman Sachs Group LP*
  6.60% due 7/15/02................................       5,000       5,088,040
 Morgan Stanley Group, Inc.
  6.88% due 3/01/07................................       4,000       4,138,560
                                                                    -----------
                                                                     19,459,273
                                                                    -----------
Food, Beverage & Tobacco -- 1.3%
 Hershey Foods Corp.
  7.20% due 8/15/27................................       5,000       5,173,000
                                                                    -----------
Total Bonds & Notes
 (cost $36,365,874)................................                  36,452,423
                                                                    -----------

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

U.S. GOVERNMENT AND AGENCIES -- 32.6%
Federal Home Loan Mortgage Corporation -- 1.3%
 7.00% due 7/15/05.................................     $5,000     $  5,345,300
                                                                   ------------
Federal National Mortgage Association -- 1.5%
 5.75% due 4/15/03-2/15/08.........................      4,620        4,711,874
 6.50% due 9/01/10.................................      1,489        1,510,913
                                                                   ------------
                                                                      6,222,787
                                                                   ------------
Overseas Private Investment Corp. -- 2.5%
 6.99% due 1/15/09.................................      9,721       10,212,854
                                                                   ------------
Small Business Administration -- 1.0%
 6.30% due 6/01/18.................................      4,352        4,343,435
                                                                   ------------
U.S Treasury Bonds -- 21.0%
 5.38% due 2/15/31.................................     37,000       36,526,030
 6.25% due 5/15/30.................................     46,000       50,535,140
                                                                   ------------
                                                                     87,061,170
                                                                   ------------
U.S. Treasury Notes -- 5.3%
 5.00% due 2/15/11.................................     22,000       22,113,520
                                                                   ------------
Total U.S. Government and Agencies
 (cost $136,223,611)...............................                 135,299,066
                                                                   ------------
Total Investment Securities -- 94.6%
 (cost $406,280,050)...............................                 392,008,491
                                                                   ------------
REPURCHASE AGREEMENT -- 3.1%
Joint Repurchase Agreement with
 State Street Bank & Trust Co.
 (Note 2)
 (cost $12,796,000)................................     12,796       12,796,000
                                                                   ------------
TOTAL INVESTMENTS --
 (cost $419,076,050)...............................       97.7%     404,804,491
Other assets less liabilities......................        2.3        9,352,676
                                                        ------     ------------
NET ASSETS --                                            100.0%    $414,157,167
                                                        ======     ============

----------
+  Non-income producing security
*  Resale restricted to qualified institutional buyers

See Notes to Financial Statements

    SunAmerica Blue Chip Growth Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                                    Value
                  Security Description                   Shares    (Note 2)

-----------------------------------------------------------------------------
COMMON STOCK -- 78.0%
Apparel & Textiles -- 0.7%
 Oakley, Inc.+..........................................  58,600 $  1,041,322
                                                                 ------------
Banks -- 4.1%
 Bank of New York Co., Inc..............................  57,500    2,831,300
 FleetBoston Financial Corp.............................  64,400    2,431,100
 Mellon Financial Corp..................................  28,700    1,162,924
                                                                 ------------
                                                                    6,425,324
                                                                 ------------
Broadcasting & Media -- 5.7%
 AOL Time Warner, Inc. +................................  75,000    3,011,250
 AT&T Corp.-Liberty Media Corp.,
  Class A+..............................................  70,200      982,800
 Comcast Corp., Class A+................................  58,600    2,457,537
 EchoStar Communications Corp., Class A+................  60,000    1,661,250
 Pegasus Communications Corp.+..........................  29,200      671,600
                                                                 ------------
                                                                    8,784,437
                                                                 ------------
Communication Equipment -- 1.7%
 Cisco Systems, Inc.+................................... 103,900    1,642,919
 Juniper Networks, Inc.+................................   8,100      307,476
 Lucent Technologies, Inc. .............................  64,300      641,071
                                                                 ------------
                                                                    2,591,466
                                                                 ------------
Computer Software -- 2.7%
 Microsoft Corp.+.......................................  76,000    4,156,250
                                                                 ------------
Computers & Business Equipment -- 3.7%
 Dell Computer Corp.+...................................  60,000    1,541,250
 EMC Corp.+.............................................  65,700    1,931,580
 International Business Machines Corp...................  23,700    2,279,466
                                                                 ------------
                                                                    5,752,296
                                                                 ------------
Conglomerate -- 8.0%
 General Electric Co.................................... 200,000    8,372,000
 Tyco International Ltd. ...............................  93,700    4,050,651
                                                                 ------------
                                                                   12,422,651
                                                                 ------------
Electronics -- 6.7%
 Applied Materials, Inc.+...............................  60,000    2,610,000
 Emerson Electric Co....................................  19,900    1,233,004
 Intel Corp. ........................................... 111,300    2,928,581
 Micron Technology, Inc.+...............................  55,000    2,284,150
 Texas Instruments, Inc.................................  42,800    1,325,944
                                                                 ------------
                                                                   10,381,679
                                                                 ------------
Energy Services -- 2.2%
 Nabors Industries, Inc.+...............................  29,200    1,513,728
 Noble Drilling Corp.+..................................  20,000      923,200
 Santa Fe International Corp............................  30,000      975,000
                                                                 ------------
                                                                    3,411,928
                                                                 ------------
Energy Sources -- 3.0%
 Apache Corp............................................  23,400 $  1,348,074
 Burlington Resources, Inc..............................  17,600      787,600
 Devon Energy Corp. ....................................  26,800    1,559,760
 Exxon Mobil Corp. .....................................  12,000      972,000
                                                                 ------------
                                                                    4,667,434
                                                                 ------------
Financial Services -- 11.8%
 American Express Co....................................  43,900    1,813,070
 Capital One Financial Corp. ...........................  35,100    1,948,050
 Citigroup, Inc......................................... 105,400    4,740,892
 J.P. Morgan Chase & Co., Inc........................... 104,630    4,697,887
 Lehman Brothers Holdings, Inc..........................  32,200    2,018,940
 Morgan Stanley Dean Witter & Co........................  26,700    1,428,450
 Providian Financial Corp...............................  35,300    1,731,465
                                                                 ------------
                                                                   18,378,754
                                                                 ------------
Food, Beverage & Tobacco -- 0.6%
 Philip Morris Cos., Inc................................  20,000      949,000
                                                                 ------------
Forest Products -- 1.0%
 Georgia-Pacific Group..................................  53,500    1,572,900
                                                                 ------------
Medical Products -- 3.2%
 Amgen, Inc.+...........................................  44,900    2,702,419
 Johnson & Johnson Co. .................................  25,800    2,256,726
                                                                 ------------
                                                                    4,959,145
                                                                 ------------
Pharmaceuticals -- 11.2%
 Biogen, Inc.+..........................................  25,000    1,582,812
 Bristol-Myers Squibb Co................................  48,200    2,863,080
 Genentech, Inc.+.......................................  18,000      909,000
 Merck & Co., Inc.......................................  54,900    4,166,910
 Pfizer, Inc............................................  81,900    3,353,805
 Pharmacia Corp.........................................  48,200    2,427,834
 Schering-Plough Corp. .................................  59,800    2,184,494
                                                                 ------------
                                                                   17,487,935
                                                                 ------------
Retail Stores -- 5.5%
 Gap, Inc. .............................................  85,000    2,016,200
 Home Depot, Inc........................................  26,800    1,155,080
 Target Corp............................................  49,300    1,778,744
 Wal-Mart Stores, Inc. .................................  70,000    3,535,000
                                                                 ------------
                                                                    8,485,024
                                                                 ------------
Telecommunications -- 3.3%
 AT&T Corp..............................................  50,000    1,065,000
 CIENA Corp.+...........................................   9,300      388,275
 General Motors Corp., Class H+.........................  51,900    1,012,050
 QUALCOMM, Inc.+........................................  47,500    2,689,688
                                                                 ------------
                                                                    5,155,013
                                                                 ------------

    SunAmerica Blue Chip Growth Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 2001 (unaudited) -- (continued)
--------------------------------------------------------------------------------

                                                   Shares/
                                                  Principal
                                                    Amount        Value
             Security Description               (in thousands)   (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK (continued)
Utilities -- 2.9%
 Calpine Corp.+................................     40,000     $  2,202,800
 Exelon Corp...................................     35,100        2,302,560
                                                               ------------
                                                                  4,505,360
                                                               ------------
Total Investment Securities -- 78.0%
 (cost $131,445,986)...........................                 121,127,918
                                                               ------------
REPURCHASE AGREEMENT -- 18.5%
 Joint Repurchase Agreement with
  State Street Bank & Trust Co. (Note 2)
  (cost $28,757,000)...........................    $28,757       28,757,000
                                                               ------------
TOTAL INVESTMENTS --
   (cost $160,202,986).........................       96.5%     149,884,918
Other assets less liabilities..................        3.5        5,434,163
                                                   -------     ------------
NET ASSETS --                                        100.0%    $155,319,081
                                                   =======     ============

----------
+  Non-income producing security

See Notes to Financial Statements

    SunAmerica Growth Opportunities Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                                   Value
                 Security Description                   Shares    (Note 2)

--------------------------------------------------------------------------------
COMMON STOCK -- 91.1%
Apparel & Textiles -- 1.0%
 Venator Group, Inc.................................... 177,500 $  2,449,500
                                                                ------------
Banks -- 0.7%
 Roslyn Bancorp, Inc...................................  77,700    1,748,250
                                                                ------------
Broadcasting & Media -- 0.6%
 Echostar Communications Corp. Class A+................            1,384,375
                                                                ------------
Communication Equipment -- 2.2%
 Advanced Fibre Communications, Inc.+.................. 233,000    3,334,813
 Juniper Networks, Inc.+...............................  51,000    1,935,960
 OPNET Technologies, Inc.+.............................     500        7,875
                                                                ------------
                                                                   5,278,648
                                                                ------------
Computer Software -- 3.1%
 BARRA, Inc.+..........................................  20,000    1,080,000
 Cerner Corp.+.........................................  32,400    1,109,700
 Citrix Systems, Inc. +................................ 170,900    3,610,262
 Futurelink Corp.+.....................................  82,000       23,063
 Siebel Systems, Inc.+.................................  66,600    1,811,520
                                                                ------------
                                                                   7,634,545
                                                                ------------
Computers & Business Equipment -- 1.9%
 Adept Technology, Inc.+...............................  20,000      280,000
 EMC Corp.+............................................  44,400    1,305,360
 McData Corp., Class A+................................   1,472       27,784
 VERITAS Software Corp.+...............................  66,600    3,079,584
                                                                ------------
                                                                   4,692,728
                                                                ------------
Electronics -- 8.8%
 American Superconductor Corp.+........................  33,300      534,881
 Atmel Corp. +......................................... 208,600    2,046,888
 Edison International.................................. 200,000    2,528,000
 Flextronics International Ltd.+.......................  88,800    1,332,000
 Integrated Device Technology, Inc.+                    133,100    3,941,091
 KLA-Tencor Corp.+.....................................  60,000    2,362,500
 Lam Research Corp.+................................... 199,700    4,742,875
 Varian Semiconductor Equipment Associates, Inc.+...... 127,600    4,075,225
                                                                ------------
                                                                  21,563,460
                                                                ------------
Energy Services -- 11.0%
 Baker Hughes, Inc. ...................................  83,200    3,020,992
 Diamond Offshore Drilling, Inc........................  55,500    2,183,925
 Energy Partners Ltd.+................................. 144,200    1,362,690
 Global Marine, Inc.+.................................. 110,900    2,839,040
 Marine Drilling Cos., Inc.+........................... 221,900    5,913,635
 Patterson Energy, Inc.+...............................  77,700    2,457,262
 Rowan Cos., Inc.+.....................................  83,200    2,288,000
 Smith International, Inc.+............................  33,300    2,337,660
 Transocean Sedco Forex, Inc...........................  41,600    1,803,360
 Veritas DGC, Inc.+....................................  83,200    2,658,240
                                                                ------------
                                                                  26,864,804
                                                                ------------

                                                             Value
              Security Description                Shares    (Note 2)

Financial Services -- 11.5%
 Capital One Financial Corp......................  88,800 $  4,928,400
 Eaton Vance Corp................................ 155,300    4,822,065
 Lehman Brothers Holdings, Inc...................  77,700    4,871,790
 Merrill Lynch & Co., Inc........................  66,600    3,689,640
 Nasdaq-100 Shares+.............................. 110,900    4,341,735
 Providian Financial Corp. ...................... 110,900    5,439,645
                                                          ------------
                                                            28,093,275
                                                          ------------
Health Services -- 5.7%
 Tenet Healthcare Corp.+.........................  77,700    3,418,800
 Triad Hospitals, Inc.+..........................  55,500    1,567,875
 UnitedHealth Group, Inc. .......................  55,500    3,288,930
 Universal Health Services, Inc., Class B........  33,300    2,940,390
 Wellpoint Health Networks, Inc., Class A+.......  30,000    2,859,300
                                                          ------------
                                                            14,075,295
                                                          ------------
Insurance -- 7.8%
 ACE Ltd......................................... 135,400    4,977,304
 AFLAC, Inc...................................... 177,600    4,891,104
 John Hancock Financial Services................. 166,400    6,398,080
 MetLife, Inc....................................  94,300    2,833,715
                                                          ------------
                                                            19,100,203
                                                          ------------
Internet Content -- 1.3%
 Check Point Software Ltd.+......................  66,600    3,163,500
                                                          ------------
Internet Software -- 0.8%
 BEA Systems, Inc.+..............................  66,600    1,956,375
 Entrade, Inc.+*#................................  45,000       34,020
                                                          ------------
                                                             1,990,395
                                                          ------------
Leisure & Tourism -- 0.9%
 Callaway Golf Co. .............................. 100,000    2,221,000
                                                          ------------
Machinery -- 2.0%
 Kulicke & Soffa Industries, Inc.+............... 177,500    2,407,344
 Thermo Electron Corp.+.......................... 110,900    2,493,032
                                                          ------------
                                                             4,900,376
                                                          ------------
Medical Products -- 6.1%
 Affymetrix, Inc.+...............................  62,100    1,727,156
 Biomet, Inc. ................................... 110,900    4,368,420
 BioSource International, Inc.+.................. 102,700      664,341
 Forest Laboratories, Inc.+......................  57,700    3,418,148
 Genzyme Corp.+..................................  44,400    4,010,652
 Genzyme Surgical Products+......................   1,084        5,962
 Millennium Pharmaceuticals, Inc.+...............  27,700      843,742
                                                          ------------
                                                            15,038,421
                                                          ------------

    SunAmerica Growth Opportunities Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 2001 (unaudited) -- (continued)
--------------------------------------------------------------------------------


                                                                      Value
                   Security Description                    Shares    (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK (continued)
Pharmaceuticals -- 11.9%
 Biogen, Inc.+............................................  83,200 $  5,267,600
 Charles River Laboratories International, Inc.+..........  83,200    2,059,200
 Curagen Corp.+........................................... 164,200    3,848,437
 Genvec, Inc.+............................................  94,300      495,075
 IMS Health, Inc. ........................................ 144,200    3,590,580
 Merck & Co., Inc. .......................................  49,900    3,787,410
 Pfizer, Inc. ............................................  70,750    2,897,213
 Schering-Plough Corp. ...................................  72,100    2,633,813
 Serono SA ADR+........................................... 221,900    4,482,380
                                                                   ------------
                                                                     29,061,708
                                                                   ------------
Retail Stores -- 10.2%
 Abercrombie & Fitch Co., Class A+........................ 255,200    8,345,040
 Bed Bath & Beyond, Inc.+.................................  88,800    2,181,150
 Gap, Inc. ............................................... 110,900    2,630,548
 Limited. Inc.............................................  83,200    1,307,904
 Payless Shoesource, Inc. ................................  66,600    4,145,850
 Target Corp. ............................................ 110,900    4,001,272
 TJX Cos., Inc. ..........................................  72,100    2,307,200
                                                                   ------------
                                                                     24,918,964
                                                                   ------------
Telecommunications -- 1.8%
 CIENA Corp.+.............................................  44,400    1,853,700
 Comverse Technology, Inc.+...............................  44,400    2,614,716
                                                                   ------------
                                                                      4,468,416
                                                                   ------------
Utilities -- 1.8%
 Enron Corp...............................................  33,300    1,934,730
 PG&E Corp.+.............................................. 200,000    2,490,000
                                                                   ------------
                                                                      4,424,730
                                                                   ------------
Total Investment Securities -- 91.1%
 (cost $264,728,084)......................................          223,072,593
                                                                   ------------

                                                        Principal
 Security                                                 Amount        Value
Description                                           (in thousands)   (Note 2)
REPURCHASE AGREEMENT -- 7.6%
 Joint Repurchase Agreement with State Street Bank &
  Trust Co.
  (Note 2)
  (cost $18,709,000)..................................... $18,709  $ 18,709,000
                                                                   ------------
TOTAL INVESTMENTS --
 (cost $283,437,084).....................................    98.7%  241,781,593
Other assets less liabilities............................     1.3     3,168,765
                                                          -------  ------------
NET ASSETS --                                               100.0% $244,950,358
                                                          =======  ============

----------
+ Non-income producing security
* Resale restricted to qualified institutional buyers
# Fair value security; See Note 2
ADR  ("American Depository Receipt")

See Notes to Financial Statements

    SunAmerica New Century Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                                    Value
                  Security Description                   Shares    (Note 2)

-----------------------------------------------------------------------------
COMMON STOCK -- 70.3%
Aerospace & Military Technology -- 1.9%
 Northrop Grumman Corp..................................  44,100 $  3,836,700
                                                                 ------------
Banks -- 0.3%
 National City Corp. ...................................  27,300      730,275
                                                                 ------------
Broadcasting & Media -- 5.0%
 Clear Channel Communications, Inc.+....................  13,500      735,075
 Comcast Corp., Class A+................................  82,400    3,455,650
 EchoStar Communications Corp., Class A+................ 111,200    3,078,850
 Martha Stewart Living Omnimedia, Inc., Class A+........  92,600    1,666,800
 Pegasus Communications Corp.+..........................  60,300    1,386,900
                                                                 ------------
                                                                   10,323,275
                                                                 ------------
Business Services -- 7.3%
 Ecolab, Inc. ..........................................  30,800    1,306,536
 Mobile Mini, Inc.+.....................................  63,900    1,761,244
 Paychex, Inc. .........................................  62,400    2,312,700
 Republic Services, Inc.+...............................  87,800    1,646,250
 United Parcel Service, Inc., Class B...................  23,500    1,337,150
 Waste Connections, Inc.+............................... 110,700    3,189,543
 Waste Management, Inc. ................................ 142,800    3,527,160
                                                                 ------------
                                                                   15,080,583
                                                                 ------------
Communication Equipment -- 1.4%
 Cisco Systems, Inc.+...................................  87,700    1,386,756
 Juniper Networks, Inc.+................................  38,900    1,476,644
                                                                 ------------
                                                                    2,863,400
                                                                 ------------
Computer Software -- 5.9%
 Electronic Arts, Inc.+.................................  58,900    3,195,325
 Micromuse, Inc.+.......................................  49,400    1,866,826
 Peregrine Systems, Inc.+...............................  91,900    1,792,050
 Siebel Systems, Inc.+..................................  40,600    1,104,320
 Synopsys, Inc.+........................................  60,100    2,820,944
 THQ, Inc.+.............................................  36,800    1,398,400
                                                                 ------------
                                                                   12,177,865
                                                                 ------------
Computers & Business Equipment -- 2.3%
 Brocade Communications Systems, Inc.+..................  46,200      965,118
 Dell Computer Corp.+...................................  87,700    2,291,163
 Redback Networks, Inc.+................................  52,600      688,008
 VERITAS Software Corp.+................................  19,100      883,184
                                                                 ------------
                                                                    4,827,473
                                                                 ------------
Education -- 0.9%
 Career Education Corp. +...............................  35,700    1,793,925
                                                                 ------------
Electronics -- 0.6%
 Integrated Device Technology, Inc.+....................  43,900    1,299,879
                                                                 ------------

                                                                      Value
                   Security Description                    Shares    (Note 2)

Energy Services -- 8.8%
 Diamond Offshore Drilling, Inc. .........................  72,800 $  2,864,680
 Dynegy, Inc., Class A....................................  44,600    2,275,046
 Global Marine, Inc.+.....................................  77,400    1,981,440
 Grant Prideco, Inc.+..................................... 100,800    1,733,760
 Maverick Tube Corp.+.....................................  65,400    1,347,240
 Nabors Industries, Inc.+.................................  38,400    1,990,656
 Offshore Logistics, Inc. ................................  84,000    2,084,250
 Smith International, Inc.+...............................  14,600    1,024,920
 Transocean Sedco Forex, Inc. ............................  45,450    1,970,257
 Weatherford International, Inc.+.........................  20,300    1,001,805
                                                                   ------------
                                                                     18,274,054
                                                                   ------------
Energy Sources -- 3.8%
 Apache Corp. ............................................  28,200    1,624,602
 Devon Energy Corp. ......................................  60,900    3,544,380
 El Paso Corp. ...........................................  41,600    2,716,480
                                                                   ------------
                                                                      7,885,462
                                                                   ------------
Financial Services -- 2.5%
 Nasdaq-100 Shares+.......................................  87,700    3,433,455
 Wells Fargo & Co.........................................  35,100    1,736,397
                                                                   ------------
                                                                      5,169,852
                                                                   ------------
Food, Beverage & Tobacco -- 0.8%
 Constellation Brands, Inc., Class A+.....................  22,100    1,585,675
                                                                   ------------
Forest Products -- 1.8%
 Georgia-Pacific Group.................................... 128,100    3,766,140
                                                                   ------------
Health Services -- 1.0%
 Oxford Health Plans Inc.+................................  39,800    1,064,650
 Trigon Healthcare, Inc.+.................................  20,300    1,045,450
                                                                   ------------
                                                                      2,110,100
                                                                   ------------
Household Products -- 0.8%
 Yankee Candle, Inc.+..................................... 129,900    1,710,783
                                                                   ------------
Insurance -- 0.4%
 UnumProvident Corp.......................................  27,200      794,784
                                                                   ------------
Internet Content -- 1.0%
 Check Point Software Ltd.+...............................  30,450    1,446,375
 Openwave Systems, Inc.+..................................  36,400      722,176
                                                                   ------------
                                                                      2,168,551
                                                                   ------------
Internet Software -- 1.4%
 Art Technology Group, Inc.+..............................  12,400      148,800
 BEA Systems, Inc.+.......................................  36,400    1,069,250
 Entrade, Inc.+*#.........................................  40,000       30,240
 i2 Technologies, Inc.+...................................  49,900      723,550
 Matrixone, Inc.+.........................................  57,800      986,213
                                                                   ------------
                                                                      2,958,053
                                                                   ------------

    SunAmerica New Century Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 2001 (unaudited) -- (continued)
--------------------------------------------------------------------------------




                                                                      Value
                   Security Description                     Shares   (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK (continued)
Leisure & Tourism -- 2.1%
 Atlantic Coast Airlines Holdings, Inc.+................... 45,800 $    961,800
 International Speedway Corp., Class A..................... 52,000    1,927,250
 SkyWest, Inc. ............................................ 64,500    1,499,625
                                                                   ------------
                                                                      4,388,675
                                                                   ------------
Medical Products -- 2.2%
 Dentsply International, Inc............................... 47,000    1,715,500
 MedImmune, Inc.+.......................................... 30,900    1,108,537
 Myriad Genetics, Inc.+.................................... 11,800      478,638
 St. Jude Medical, Inc..................................... 22,400    1,206,240
                                                                   ------------
                                                                      4,508,915
                                                                   ------------
Pharmaceuticals -- 2.6%
 AdvancePCS+............................................... 16,700      906,236
 Allergan, Inc............................................. 24,600    1,824,090
 ALZA Corp.+............................................... 30,500    1,235,250
 Biovail Corp.+............................................ 39,600    1,430,748
                                                                   ------------
                                                                      5,396,324
                                                                   ------------
Retail Stores -- 5.0%
 Abercrombie & Fitch Co., Class A+......................... 66,300    2,168,010
 American Eagle Outfitters, Inc.+.......................... 64,000    1,840,000
 AnnTaylor Stores Corp.+................................... 57,100    1,516,005
 Costco Wholesale Corp..................................... 28,800    1,130,400
 J. Jill Group, Inc.+...................................... 95,600    1,673,000
 Talbots, Inc. ............................................ 50,400    2,140,992
                                                                   ------------
                                                                     10,468,407
                                                                   ------------
Telecommunications -- 3.4%
 Amdocs Ltd.+.............................................. 39,700    1,901,630
 CIENA Corp.+.............................................. 24,800    1,035,400
 General Motors Corp., Class H+............................ 77,500    1,511,250
 QUALCOMM, Inc.+........................................... 35,200    1,993,200
 Sonus Networks, Inc.+..................................... 30,800      614,556
                                                                   ------------
                                                                      7,056,036
                                                                   ------------
Utilities -- 7.1%
 American Water Works Co., Inc. ........................... 29,500      951,375
 Calpine Corp.+............................................ 65,100    3,585,057
 Constellation Energy Group................................ 65,900    2,906,190
 Dominion Resources, Inc. ................................. 39,500    2,546,565
 Mirant Corp.+............................................. 94,800    3,365,400
 Newpower Holdings, Inc.+.................................. 34,100      221,650
 NRG Energy, Inc.+......................................... 29,500    1,073,800
                                                                   ------------
                                                                     14,650,037
                                                                   ------------
Total Common Stock
 (cost $168,573,236).......................................         145,825,223
                                                                   ------------

                                                      Contracts/
                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

CALL OPTION -- 0.0%+@
 Morgan Stanley Group, Inc.
  $700 exp. 4/01
  (cost $1,732,375) ...............................        220     $          0
                                                                   ------------
Total Investment Securities -- 70.3%
 (cost $170,305,611)...............................                 145,825,223
                                                                   ------------
REPURCHASE AGREEMENTS -- 35.8%
 Joint Repurchase Agreement with
  State Street Bank & Trust Co. (Note 2)...........    $44,193       44,193,000
 Joint Repurchase Agreement with
  UBS Warburg LLC (Note 2).........................     30,000       30,000,000
                                                                   ------------
Total Repurchase Agreements
 (cost $74,193,000)................................                  74,193,000
                                                                   ------------
TOTAL INVESTMENTS --
 (cost $244,498,611)...............................      106.1%     220,018,223
Liabilities in excess of other assets..............       (6.1)     (12,627,885)
                                                       -------     ------------
NET ASSETS --                                            100.0%    $207,390,338
                                                       =======     ============

----------
+ Non-income producing security
* Resale restricted to qualified institutional buyers
# Fair value security; See Note 2
@ 1 option contract equals 100 shares

See Notes to Financial Statements

    SunAmerica Growth and Income Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                                    Value
                  Security Description                   Shares    (Note 2)

-----------------------------------------------------------------------------
COMMON STOCK -- 85.4%
Aerospace & Military Technology -- 1.5%
 Boeing Co. ............................................  50,000 $  2,785,500
 Northrop Grumman Corp..................................  15,000    1,305,000
                                                                 ------------
                                                                    4,090,500
                                                                 ------------
Automotive -- 1.1%
 Ford Motor Co. ........................................ 100,000    2,812,000
                                                                 ------------
Banks -- 4.5%
 Bank of New York Co., Inc. ............................  80,000    3,939,200
 Bank One Corp. ........................................  98,000    3,545,640
 FleetBoston Financial Corp. ...........................  80,000    3,020,000
 Mellon Financial Corp. ................................  30,000    1,215,600
                                                                 ------------
                                                                   11,720,440
                                                                 ------------
Broadcasting & Media -- 7.5%
 Adelphia Communications Corp.+.........................  75,000    3,037,500
 AOL Time Warner, Inc.+................................. 130,000    5,219,500
 AT&T Corp.-Liberty Media Corp., Class A+............... 110,000    1,540,000
 Comcast Corp., Class A+................................ 100,000    4,193,750
 EchoStar Communications Corp., Class A+................ 115,000    3,184,062
 Pegasus Communications Corp.+..........................  41,800      961,400
 USA Networks, Inc.+....................................  70,000    1,675,625
                                                                 ------------
                                                                   19,811,837
                                                                 ------------
Business Services -- 0.5%
 Waste Management, Inc. ................................  50,000    1,235,000
                                                                 ------------
Chemicals -- 0.9%
 Eastman Chemical Co. ..................................  50,000    2,461,000
                                                                 ------------
Communication Equipment -- 1.3%
 Cisco Systems, Inc.+................................... 146,600    2,318,113
 Juniper Networks, Inc.+................................  12,500      474,500
 Lucent Technologies, Inc. .............................  65,000      648,050
                                                                 ------------
                                                                    3,440,663
                                                                 ------------
Computer Software -- 2.1%
 Microsoft Corp.+....................................... 100,000    5,468,750
                                                                 ------------
Computers & Business Equipment -- 4.0%
 Compaq Computer Corp. ................................. 120,000    2,184,000
 Dell Computer Corp.+................................... 100,000    2,568,750
 EMC Corp.+............................................. 100,000    2,940,000
 International Business Machines Corp. .................  28,500    2,741,130
                                                                 ------------
                                                                   10,433,880
                                                                 ------------
Conglomerate -- 6.9%
 General Electric Co. .................................. 270,000   11,302,200
 Tyco International Ltd. ............................... 155,000    6,700,650
                                                                 ------------
                                                                   18,002,850
                                                                 ------------

                                                                      Value
                   Security Description                    Shares    (Note 2)

Electronics -- 5.4%
 Applied Materials, Inc.+.................................  60,000 $  2,610,000
 C-MAC Industries, Inc.+..................................  49,000      992,250
 Emerson Electric Co. ....................................  35,000    2,168,600
 Intel Corp. ............................................. 138,500    3,644,281
 Micron Technology, Inc.+.................................  65,000    2,699,450
 Texas Instruments, Inc. .................................  70,000    2,168,600
                                                                   ------------
                                                                     14,283,181
                                                                   ------------
Energy Services -- 2.9%
 Nabors Industries, Inc.+.................................  33,200    1,721,088
 Noble Drilling Corp.+....................................  65,000    3,000,400
 Santa Fe International Corp. ............................  90,000    2,925,000
                                                                   ------------
                                                                      7,646,488
                                                                   ------------
Energy Sources -- 4.1%
 Apache Corp..............................................  30,000    1,728,300
 Burlington Resources, Inc. ..............................  20,000      895,000
 Devon Energy Corp. ......................................  60,000    3,492,000
 El Paso Corp. ...........................................  49,200    3,212,760
 Exxon Mobil Corp.........................................  19,200    1,555,200
                                                                   ------------
                                                                     10,883,260
                                                                   ------------
Financial Services -- 11.8%
 American Express Co. ....................................  45,000    1,858,500
 Capital One Financial Corp. .............................  35,000    1,942,500
 Citigroup, Inc. ......................................... 134,066    6,030,289
 J.P. Morgan Chase & Co., Inc. ........................... 150,000    6,735,000
 Lehman Brothers Holdings, Inc. ..........................  55,000    3,448,500
 Morgan Stanley Dean Witter & Co. ........................  40,000    2,140,000
 Providian Financial Corp. ...............................  55,000    2,697,750
 Washington Mutual, Inc. ................................. 110,000    6,022,500
                                                                   ------------
                                                                     30,875,039
                                                                   ------------
Food, Beverage & Tobacco -- 3.1%
 Anheuser-Busch Cos., Inc. ...............................  80,000    3,674,400
 PepsiCo, Inc. ...........................................  60,000    2,637,000
 Philip Morris Cos., Inc. ................................  37,500    1,779,375
                                                                   ------------
                                                                      8,090,775
                                                                   ------------
Forest Products -- 1.6%
 Georgia-Pacific Group....................................  60,000    1,764,000
 Temple-Inland, Inc. .....................................  55,000    2,433,750
                                                                   ------------
                                                                      4,197,750
                                                                   ------------
Household Products -- 1.7%
 Kimberly-Clark Corp......................................  65,000    4,408,950
                                                                   ------------
Medical Products -- 2.9%
 Amgen, Inc.+.............................................  60,000    3,611,250
 Johnson & Johnson Co. ...................................  45,000    3,936,150
                                                                   ------------
                                                                      7,547,400
                                                                   ------------

    SunAmerica Growth and Income Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 2001 (unaudited) -- (continued)
--------------------------------------------------------------------------------


                                                                      Value
                   Security Description                    Shares    (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK (continued)
Pharmaceuticals -- 8.1%
 Bristol-Myers Squibb Co..................................  65,000 $  3,861,000
 Genentech, Inc.+.........................................  25,000    1,262,500
 Merck & Co., Inc.........................................  75,000    5,692,500
 Pfizer, Inc.............................................. 110,000    4,504,500
 Pharmacia Corp...........................................  65,000    3,274,050
 Schering-Plough Corp.....................................  76,000    2,776,280
                                                                   ------------
                                                                     21,370,830
                                                                   ------------
Retail Stores -- 5.2%
 Gap, Inc................................................. 123,600    2,931,792
 Home Depot, Inc..........................................  40,000    1,724,000
 Target Corp..............................................  80,000    2,886,400
 Wal-Mart Stores, Inc..................................... 120,000    6,060,000
                                                                   ------------
                                                                     13,602,192
                                                                   ------------
Telecommunications -- 5.3%
 AT&T Corp................................................ 100,000    2,130,000
 CIENA Corp.+.............................................  10,000      417,500
 General Motors Corp., Class H+...........................  72,000    1,404,000
 QUALCOMM, Inc.+..........................................  50,000    2,831,250
 SBC Communications, Inc..................................  40,000    1,785,200
 Verizon Communications...................................  70,000    3,451,000
 WorldCom, Inc.+.......................................... 100,000    1,868,750
                                                                   ------------
                                                                     13,887,700
                                                                   ------------
Utilities -- 3.0%
 Calpine Corp.+...........................................  65,000    3,579,550
 Energy East Corp.........................................  50,000      867,500
 Exelon Corp..............................................  40,000    2,624,000
 NRG Energy, Inc.+........................................  23,000      837,200
                                                                   ------------
                                                                      7,908,250
                                                                   ------------
Total Investment Securities -- 85.4%
 (cost $233,341,530)......................................          224,178,735
                                                                   ------------

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

REPURCHASE AGREEMENTS -- 11.3%
 Joint Repurchase Agreement with State Street Bank
  & Trust Co. (Note 2).............................    $19,583     $ 19,583,000
 Joint Repurchase Agreement with UBS Warburg LLC
  (Note 2).........................................     10,000       10,000,000
                                                                   ------------
Total Repurchase Agreements
 (cost $29,583,000)................................                  29,583,000
                                                                   ------------
TOTAL INVESTMENTS --
 (cost $262,924,530)...............................       96.7%     253,761,735
Other assets less liabilities......................        3.3        8,619,885
                                                       -------     ------------
NET ASSETS --                                            100.0%    $262,381,620
                                                       =======     ============

----------
+ Non-income producing security

See Notes to Financial Statements

    SunAmerica "Dogs" of Wall Street Fund
    PORTFOLIO OF INVESTMENTS -- March 31, 2001 (unaudited)
--------------------------------------------------------------------------------



                                                                      Value
                   Security Description                     Shares   (Note 2)
-------------------------------------------------------------------------------

COMMON STOCK -- 97.4%
Apparel & Textiles -- 3.2%
 V.F. Corp. ............................................... 47,462 $  1,661,170
                                                                   ------------
Automotive -- 6.8%
 General Motors Corp. ..................................... 34,538    1,790,795
 Genuine Parts Co. ........................................ 67,233    1,742,007
                                                                   ------------
                                                                      3,532,802
                                                                   ------------
Business Services -- 9.9%
 Bemis Co., Inc............................................ 51,180    1,693,546
 Pitney Bowes, Inc. ....................................... 53,146    1,846,824
 W.W. Grainger, Inc........................................ 48,793    1,651,643
                                                                   ------------
                                                                      5,192,013
                                                                   ------------
Chemicals -- 5.6%
 du Pont (E.I.) de Nemours & Co. .......................... 35,542    1,446,560
 Rohm & Haas Co. .......................................... 48,273    1,487,291
                                                                   ------------
                                                                      2,933,851
                                                                   ------------
Conglomerate -- 4.1%
 Textron, Inc. ............................................ 37,400    2,125,816
                                                                   ------------
Electronics -- 6.5%
 Emerson Electric Co. ..................................... 21,950    1,360,022
 Johnson Controls, Inc. ................................... 32,902    2,055,059
                                                                   ------------
                                                                      3,415,081
                                                                   ------------
Energy Sources -- 3.1%
 Exxon Mobil Corp. ........................................ 20,128    1,630,368
                                                                   ------------
Entertainment Products -- 3.3%
 Eastman Kodak Co. ........................................ 43,732    1,744,469
                                                                   ------------
Financial Services -- 3.0%
 J.P. Morgan Chase & Co., Inc. ............................ 35,056    1,574,014
                                                                   ------------
Food, Beverage & Tobacco -- 12.5%
 Brown Forman Corp. ....................................... 25,633    1,587,964
 ConAgra, Inc. ............................................ 66,901    1,220,274
 Philip Morris Cos., Inc. ................................. 39,150    1,857,668
 UST, Inc. ................................................ 61,458    1,846,813
                                                                   ------------
                                                                      6,512,719
                                                                   ------------

                                                       Shares/
                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

Forest Products -- 2.9%
 International Paper Co. ..........................     41,830      $ 1,509,226
                                                                   ------------
Household Products -- 13.6%
 Clorox Co. .......................................     51,021        1,604,610
 Leggett & Platt, Inc. ............................     93,946        1,806,582
 Newell Rubbermaid, Inc. ..........................     76,215        2,019,698
 Sherwin-Williams Co. .............................     67,071        1,708,969
                                                                   ------------
                                                                      7,139,859
                                                                   ------------
Machinery -- 3.1%
 Caterpillar, Inc. ................................     36,951        1,639,885
                                                                   ------------
Metals & Mining -- 2.9%
 Minnesota Mining & Manufacturing Co. .............     14,454        1,501,771
                                                                   ------------
Retail Stores -- 10.9%
 Albertsons, Inc. .................................     67,887        2,160,164
 Avery Dennison Corp. .............................     31,778        1,653,092
 May Department Stores Co. ........................     53,760        1,907,405
                                                                   ------------
                                                                      5,720,661
                                                                   ------------
Telecommunications -- 6.0%
 Alltel Corp. .....................................     28,469        1,493,484
 SBC Communications, Inc. .........................     36,954        1,649,257
                                                                   ------------
                                                                      3,142,741
                                                                   ------------
Total Investment Securities -- 97.4%
 (cost $54,854,867)................................                  50,976,446
                                                                   ------------
REPURCHASE AGREEMENT -- 2.4%
 Joint Repurchase Agreement with State Street Bank
  & Trust Co. (Note 2)
  (cost $1,243,000)................................     $1,243        1,243,000
                                                                   ------------
TOTAL INVESTMENTS --
 (cost $56,097,867)................................       99.8%      52,219,446
Other assets less liabilities......................        0.2          103,252
                                                        ------     ------------
NET ASSETS --                                           100.00%     $52,322,698
                                                        ======     ============

----------
See Notes to Financial Statements

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 (unaudited)
--------------------------------------------------------------------------------

Note 1. Organization

  SunAmerica Equity Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust" or "Equity Funds") on June 16, 1986. It currently consists of six different investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with a distinct investment objective and/or strategy. Each Fund is advised and/or managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. An investor may invest in one or more of the following Funds: SunAmerica Balanced Assets Fund ("Balanced Assets Fund"), SunAmerica Blue Chip Growth Fund ("Blue Chip Growth Fund"), SunAmerica Growth Opportunities Fund ("Growth Opportunities Fund"), formerly SunAmerica Mid-Cap Growth Fund, SunAmerica New Century Fund ("New Century Fund"), formerly SunAmerica Small Company Growth Fund, SunAmerica Growth and Income Fund ("Growth and Income Fund") and SunAmerica "Dogs" of Wall Street Fund ("Dogs" of Wall Street Fund"). The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objective for each of the Funds is as follows:

  Balanced Assets seeks conservation of principal and capital appreciation by maintaining a balanced portfolio of stocks and bonds.
  Blue Chip Growth seeks capital appreciation by investing primarily in equity securities of companies with large market capitalizations.
  Growth Opportunities seeks capital appreciation by investing primarily in equity securities of medium-sized companies.
  New Century seeks capital appreciation by investing primarily in equity securities without regard to market capitalization.
  Growth and Income seeks capital appreciation and current income by investing primarily in common stocks.
  "Dogs" of Wall Street seeks total return (including capital appreciation and current income) through a passively managed strategy involving the annual selection of thirty high dividend yielding common stocks from the Dow Jones Industrial Average and the broader market.

  Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

  Class A shares--  Offered at net asset value per share plus an initial sales charge. Any purchases of Class A shares in excess of $1,000,000 will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

  Class B shares--  Offered at net asset value per share without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares on the first business day of the month after eight years from the issuance of such shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 (unaudited) --
     (continued)
--------------------------------------------------------------------------------

  Class II shares--  Offered  at  net  asset  value  per  share  plus  an initial sales charge. Certain redemptions made within the first 18 months of the date of purchase are subject to a contingent deferred sales charge.

  Class Z shares--  Offered at net asset value per share exclusively for sale to employees participating in the SunAmerica profit sharing and retirement plan.

  Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), except that Class B and Class II shares are subject to higher distribution fee rates. There are no distribution or service fee payments applicable to Class Z.

Note 2. Significant Accounting Policies

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

  Security Valuations: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Funds may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 (unaudited) --
    (continued)
--------------------------------------------------------------------------------


  Repurchase Agreements: The Funds, along with other affiliated registered investment companies, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  As of March 31, 2001, Balanced Assets Fund, Blue Chip Growth Fund, Growth Opportunities Fund, New Century Fund, Growth and Income Fund and "Dogs" of Wall Street Fund had a 3.9%, 8.8%, 5.7%, 13.5%, 6.0% and 0.4% undivided interest, respectively, which represented $12,796,000, $28,757,000, $18,709,000, $44,193,000, $19,583,000, and $1,243,000, respectively, in principal amount in a joint repurchase agreement with State Street Bank & Trust Co. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

  State Street Bank & Trust Co. Repurchase Agreement 5.15% dated 3/30/01, in the principal amount of $328,523,000 repurchase price $328,663,991 due 4/02/01, collaterized by $47,310,000 U.S. Treasury Note 5.63% due 9/30/01,
  $48,120,000 U.S. Treasury Note 6.63% due 7/31/01, $95,200,000 U.S. Treasury
  Note 6.13% due 12/31/01, $47,890,000 U.S. Treasury Note 7.88% due 8/15/01,
  $47,030,000 U.S. Treasury Note 6.38% due 6/30/02, $24,740,000 U.S. Treasury
  Bond 3.46% due 6/28/01 and $15,135,000 U.S. Treasury Bond 6.25% due 5/15/30,
  approximate aggregate collateral value $335,139,299.

  As of March 31, 2001, New Century Fund and Growth and Income Fund had a 10.0% and 3.3% undivided interest, respectively, which represented $30,000,000 and $10,000,000, respectively, in principal amount in a joint repurchase agreement with UBS Warburg LLC As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

  UBS Warburg LLC Repurchase Agreement 5.28% dated 3/30/01, in the principal amount of $300,000,000 repurchase price $300,132,000 due 4/02/01, collaterized by $306,925,000 U.S. Treasury Bill 4.97% due 4/19/01, approximate aggregate collateral value $306,004,225.

  Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: As customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Funds investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Equity

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 (unaudited) --
    (continued)
--------------------------------------------------------------------------------

  Funds, except for the Growth and Income Fund, do not amortize premiums or accrete discounts except for original issue discounts and on interest only securities for which amortization is required for federal income tax purposes.

  In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the funds within the Trust to amortize premium and discount on all fixed-income securities. Upon initial adoption, the funds will be required to adjust the cost of their fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the funds' net asset values, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The funds expect that the impact of the adoption of this principle will not be material to the financial statements.

  Net investment income, other than class specific expenses, and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

  Expenses common to all Funds, not directly related to individual Funds, are allocated among the Equity Funds based upon their relative net asset value or other appropriate methods. Expenses incurred in connection with the organization of the "Dogs" of Wall Street Fund are being amortized on a straight line basis by the Fund over a period not to exceed 60 months from the date the Fund commenced operations.

  The Funds issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets.

  Dividends from net investment income, if any, are paid annually, except for Balanced Assets Fund and Growth and Income Fund, which pay quarterly. Capital gain distributions, if any, are paid at least annually.

  The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 (unaudited) --
    (continued)
--------------------------------------------------------------------------------


  For the fiscal year ended September 30, 2000, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

                                       Accumulated    Accumulated
                                      Undistributed  Undistributed     Paid
                                      Net Realized   Net Investment     In
                                        Gain/Loss     Income/Loss     Capital
                                      -------------  -------------- -----------
   Balanced Assets Fund.............. $   (142,679)    $  142,679   $       --
   Blue Chip Growth Fund.............   (6,398,557)     1,457,145     4,941,412
   Growth Opportunities Fund.........   (1,432,481)     1,432,481           --
   New Century Fund..................  (58,560,477)     3,685,447    54,875,030
   Growth and Income Fund............   (2,442,103)     2,442,103           --
   "Dogs" of Wall Street Fund........       44,881        (44,881)          --

  Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

  The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

  Options: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 (unaudited) --
    (continued)
--------------------------------------------------------------------------------

  premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

  The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SAAMCo and its affiliates. The investment advisory and management fee paid to SAAMCo with respect to each Fund is computed daily and payable monthly, at an annual rate of .75% of a Fund's average daily net assets up to $350 million, .70% of the next $350 million, and .65% thereafter, except for the "Dogs" of Wall Street Fund, which pays at an annual rate of .35% of the Fund's average daily net assets. For the six months ended March 31, 2001, SAAMCo earned fees in the amounts stated on the Statement of Operations.

  For the six months ended March 31, 2001, SAAMCo has agreed to reimburse expenses as follows:

        Balanced Assets Class II.................................. $3,132
        New Century Class II......................................    711
        New Century Class Z.......................................  1,754
        Growth and Income Class Z.................................  8,349
        "Dogs" of Wall Street Class A............................. 17,544
        "Dogs" of Wall Street Class B............................. 34,018
        "Dogs" of Wall Street Class II............................ 40,946

  The Trust, on behalf of each Fund, has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of each class of shares of each Fund have adopted Distribution Plans hereinafter referred to as the "Class A Plan", "Class B Plan" and "Class II Plan". In adopting the Distribution Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

  Under the Class A Plan, Class B Plan and Class II Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 (unaudited) --
    (continued)
--------------------------------------------------------------------------------

  Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the six months ended March 31, 2001, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

  SACS receives sales charges on each Fund's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class A, Class B and Class II shares. SACS has advised the Funds that for the six months ended March 31, 2001 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                   Class A                            Class B
                            ------------------------------------------------------ -------------
                                                                      Contingent    Contingent
                              Sales      Affiliated   Non-affiliated   Deferred      Deferred
                             Charges   Broker-dealers Broker-dealers Sales Charges Sales Charges
                            ---------- -------------- -------------- ------------- -------------
   Balanced Assets Fund.... $  558,999    $351,079       $127,953       $14,000      $ 96,500
   Blue Chip Growth Fund...    260,415      89,750        133,975            --        46,944
   Growth Opportunities
    Fund...................  1,441,657     407,098        837,862            --       136,251
   New Century Fund........    161,336      75,889         68,270            76        37,708
   Growth and Income Fund..    395,487     182,940        154,759            --       153,510
   "Dogs" of Wall Street
    Fund...................      8,326       3,767          3,379            --        72,601

                                                  Class II
                            ----------------------------------------------------
                                                                    Contingent
                             Sales     Affiliated   Non-affiliated   Deferred
                            Charges  Broker-dealers Broker-dealers Sales Charges
                            -------- -------------- -------------- -------------
   Balanced Assets Fund.... $ 59,932    $17,766        $ 42,166       $ 8,392
   Blue Chip Growth Fund...   30,851     12,568          18,283         8,777
   Growth Opportunities
    Fund...................  225,728     68,075         157,653        21,909
   New Century Fund........   13,877      5,195           8,682         4,339
   Growth and Income Fund..   84,794     25,454          59,340        12,230
   "Dogs" of Wall Street
    Fund...................    3,662        629           3,033         4,841

  The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement, which permits the Funds to compensate SAFS for

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 (unaudited) --
    (continued)
--------------------------------------------------------------------------------

  services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Trustees. For the six months ended March 31, 2001, the Funds incurred the following expenses which are included in transfer agent fees in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                              Payable at
                                      Expense               March 31, 2001
                             ------------------------- ------------------------
                                                Class
                             Class A  Class B    II    Class A Class B Class II
                             -------- -------- ------- ------- ------- --------
   Balanced Assets Fund..... $319,284 $168,802 $31,337 $50,333 $24,800  $5,055
   Blue Chip Growth Fund....  141,119   63,705   9,985  19,871   8,929   1,678
   Growth Opportunities
    Fund....................  184,538  105,134  65,110  25,090  14,985   8,950
   New Century Fund.........  206,215   92,398   9,103  27,771  12,037   1,252
   Growth and Income Fund...  124,114  172,086  42,774  18,699  25,982   6,888
   "Dogs" of Wall Street
    Fund....................    9,588   23,849  26,082   1,565   4,117   4,300


Note 4. Purchases and Sales of Investment Securities

  The cost of purchases and proceeds from sales and maturities of long-term investments during the six months ended March 31, 2001 were as follows:

                               Balanced    Blue Chip      Growth         New       Growth and   "Dogs" of
                                Assets       Growth    Opportunities   Century       Income    Wall Street
                                 Fund         Fund         Fund          Fund         Fund        Fund
                             ------------ ------------ ------------- ------------ ------------ -----------
   Purchases (excluding
    U.S.
    government securities).  $175,328,585 $119,544,754 $351,482,386  $401,189,327 $180,837,569 $26,188,973
   Sales (excluding U.S.
    government securities).   232,262,668  134,880,573  236,714,237   482,135,038  193,810,306  33,379,513
   Purchases of U.S.
    government securities..   701,853,006          --           --            --           --          --
   Sales of U.S. government
    securities.............   663,205,898          --           --            --           --          --

Note 5. Portfolio Securities

  Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities for book purposes, including short-term securities, were as follows:

                              Balanced     Blue Chip       Growth          New        Growth and    "Dogs" of
                               Assets        Growth     Opportunities    Century        Income     Wall Street
                                Fund          Fund          Fund           Fund          Fund         Fund
                            ------------  ------------  -------------  ------------  ------------  -----------
   Cost (book basis)....... $419,076,050  $160,202,986  $283,437,084   $244,498,611  $262,924,530  $56,097,867
                            ============  ============  ============   ============  ============  ===========
   Appreciation............ $ 17,722,978  $  8,171,655  $  9,765,364   $  7,144,302  $ 20,205,106  $ 2,468,750
   Depreciation............  (31,994,537)  (18,489,723)  (51,420,855)   (31,624,690)  (29,367,901)  (6,347,171)
                            ------------  ------------  ------------   ------------  ------------  -----------
   Net unrealized
    depreciation .......... $(14,271,559) $(10,318,068) $(41,655,491)  $(24,480,388) $ (9,162,795) $(3,878,421)
                            ============  ============  ============   ============  ============  ===========

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 (unaudited) --
    (continued)
--------------------------------------------------------------------------------


Capital losses incurred after October 31 ("Post October") within the taxable year are deemed to arise on the 1st business day of the Fund's next taxable year. SunAmerica "Dogs" of Wall Street Fund incurred and elected to defer net capital losses of $15,877,607 during the fiscal year 2000. To the extent that these losses are used to offset future capital gains, it is likely that the gain so offset will not be distributed to shareholders.

Note 6. Capital Share Transactions

  Transactions in capital shares of each class of each fund were as follows:

                                                          Balanced Assets Fund
                     ------------------------------------------------------------------------------------------------------
                                         Class A                                             Class B
                     --------------------------------------------------  --------------------------------------------------
                             For the                                             For the
                        six months ended               For the              six months ended               For the
                         March 31, 2001              year ended              March 31, 2001              year ended
                           (unaudited)           September 30, 2000            (unaudited)           September 30, 2000
                     ------------------------  ------------------------  ------------------------  ------------------------
                       Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
                     ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   Shares sold.....   2,012,080  $ 34,831,866   3,784,389  $ 79,182,443   1,036,534  $ 18,774,812   2,481,201  $ 52,114,650
   Reinvested
    dividends......   1,863,426    31,296,320   1,361,609    27,322,581     981,502    16,470,034     862,156    17,233,999
   Shares redeemed.  (1,480,650)  (25,499,329) (2,643,777)  (55,433,547) (2,104,569)  (35,400,838) (3,819,736)  (79,999,248)
                     ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   Net increase
    (decrease).....   2,394,856  $ 40,628,857   2,502,221  $ 51,071,477     (86,533) $   (155,992)   (476,379) $(10,650,599)
                     ==========  ============  ==========  ============  ==========  ============  ==========  ============

                                  Balanced Assets Fund
                     --------------------------------------------------
                                        Class II
                     --------------------------------------------------
                             For the
                        six months ended               For the
                         March 31, 2001              year ended
                           (unaudited)           September 30, 2000
                     ------------------------  ------------------------
                       Shares       Amount       Shares       Amount
                     ----------  ------------  ----------  ------------
   Shares sold.....     407,437  $  7,249,156   1,109,452  $ 23,150,050
   Reinvested
    dividends......     180,138     3,025,425      55,318     1,108,241
   Shares redeemed.    (223,774)   (3,818,996)   (195,582)   (4,122,073)
                     ----------  ------------  ----------  ------------
   Net increase....     363,801  $  6,455,585     969,188  $ 20,136,218
                     ==========  ============  ==========  ============

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 (unaudited) --
    (continued)
--------------------------------------------------------------------------------

                                                          Blue Chip Growth Fund
                     -------------------------------------------------------------------------------------------------------
                                          Class A                                             Class B
                     ----------------------------------------------------  -------------------------------------------------
                             For the                                              For the
                         six months ended               For the               six months ended              For the
                          March 31, 2001               year ended              March 31, 2001             year ended
                           (unaudited)             September 30, 2000           (unaudited)           September 30, 2000
                     -------------------------  -------------------------  -----------------------  ------------------------
                       Shares       Amount        Shares       Amount       Shares       Amount       Shares       Amount
                     ----------  -------------  ----------  -------------  ---------  ------------  ----------  ------------
   Shares sold.....   1,227,036  $  27,822,262   2,604,394  $  71,699,491    623,709  $ 12,642,232   1,178,541  $ 30,844,260
   Reinvested
    dividends......     818,646     17,085,157     421,021     10,819,619    395,537     7,653,189     203,217     4,917,877
   Shares redeemed.  (1,414,426)   (32,226,391) (2,157,594)   (59,150,189)  (658,727)  (13,040,557) (1,085,784)  (28,359,546)
                     ----------  -------------  ----------  -------------  ---------  ------------  ----------  ------------
   Net increase....     631,256  $  12,681,028     867,821  $  23,368,921    360,519  $  7,254,864     295,974  $  7,402,591
                     ==========  =============  ==========  =============  =========  ============  ==========  ============

                                   Blue Chip Growth Fund
                     ----------------------------------------------------
                                         Class II
                     ----------------------------------------------------
                             For the
                         six months ended               For the
                          March 31, 2001               year ended
                           (unaudited)             September 30, 2000
                     -------------------------  -------------------------
                       Shares       Amount        Shares       Amount
                     ----------  -------------  ----------  -------------
   Shares sold.....     272,854  $   5,532,217     332,740  $   8,827,664
   Reinvested
    dividends......      67,633      1,305,988       5,558        134,326
   Shares redeemed.    (123,613)    (2,336,738)    (44,547)    (1,176,017)
                     ----------  -------------  ----------  -------------
   Net increase....     216,874  $   4,501,467     293,751  $   7,785,973
                     ==========  =============  ==========  =============

                                                        Growth Opportunities Fund
                     -------------------------------------------------------------------------------------------------------
                                          Class A                                             Class B
                     ----------------------------------------------------  -------------------------------------------------
                             For the                                              For the
                         six months ended               For the               six months ended              For the
                          March 31, 2001               year ended              March 31, 2001             year ended
                           (unaudited)             September 30, 2000           (unaudited)           September 30, 2000
                     -------------------------  -------------------------  -----------------------  ------------------------
                       Shares       Amount        Shares       Amount       Shares       Amount       Shares       Amount
                     ----------  -------------  ----------  -------------  ---------  ------------  ----------  ------------
   Shares sold.....   5,701,058  $ 170,132,765   6,175,659  $ 228,535,425  1,697,047  $ 47,432,180   2,539,778  $ 87,710,402
   Reinvested
    dividends......     497,126     13,734,417     355,214      9,628,251    305,284     7,787,807     113,982     2,896,368
   Shares redeemed.  (5,129,362)  (150,797,780) (3,971,613)  (144,886,906)  (839,645)  (21,231,454)   (565,071)  (18,719,929)
                     ----------  -------------  ----------  -------------  ---------  ------------  ----------  ------------
   Net increase....   1,068,822  $  33,069,402   2,559,260  $  93,276,770  1,162,686  $ 33,988,533   2,088,689  $ 71,886,841
                     ==========  =============  ==========  =============  =========  ============  ==========  ============

                                 Growth Opportunities Fund
                     ----------------------------------------------------
                                         Class II
                     ----------------------------------------------------
                             For the
                         six months ended               For the
                          March 31, 2001               year ended
                           (unaudited)             September 30, 2000
                     -------------------------  -------------------------
                       Shares       Amount        Shares       Amount
                     ----------  -------------  ----------  -------------
   Shares sold.....   1,085,163  $  30,596,864   1,826,764  $  64,796,750
   Reinvested
    dividends......     224,070      5,713,802      14,436        366,537
   Shares redeemed.    (625,740)   (15,335,674)   (170,668)    (5,942,280)
                     ----------  -------------  ----------  -------------
   Net increase ...     683,493  $  20,974,992   1,670,532  $  59,221,007
                     ==========  =============  ==========  =============

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 (unaudited) --
    (continued)
--------------------------------------------------------------------------------

                                                             New Century Fund
                     --------------------------------------------------------------------------------------------------------
                                          Class A                                              Class B
                     ----------------------------------------------------  --------------------------------------------------
                             For the                                               For the
                         six months ended               For the               six months ended               For the
                          March 31, 2001               year ended              March 31, 2001              year ended
                           (unaudited)             September 30, 2000            (unaudited)           September 30, 2000
                     -------------------------  -------------------------  ------------------------  ------------------------
                       Shares       Amount        Shares       Amount        Shares       Amount       Shares       Amount
                     ----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
   Shares sold.....   7,731,104  $ 192,180,042   5,808,586  $ 228,462,186     346,291  $  7,992,222   1,340,050  $ 47,141,826
   Reinvested
    dividends......   2,312,333     50,684,746     779,680     25,877,653   1,216,896    24,337,848     471,886    14,779,478
   Shares redeemed.  (8,057,234)  (201,286,415) (5,847,587)  (230,217,187)   (884,550)  (21,283,223) (1,619,047)  (58,252,215)
                     ----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
   Net increase....   1,986,203  $  41,578,373     740,679  $  24,122,652     678,637  $ 11,046,847     192,889  $  3,669,089
                     ==========  =============  ==========  =============  ==========  ============  ==========  ============

                                                             New Century Fund
                     --------------------------------------------------------------------------------------------------------
                                         Class II                                              Class Z
                     ----------------------------------------------------  --------------------------------------------------
                             For the                                               For the
                         six months ended               For the               six months ended               For the
                          March 31, 2001               year ended              March 31, 2001              year ended
                           (unaudited)             September 30, 2000            (unaudited)           September 30, 2000
                     -------------------------  -------------------------  ------------------------  ------------------------
                       Shares       Amount        Shares       Amount        Shares       Amount       Shares       Amount
                     ----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
   Shares sold.....     148,331  $   3,080,363     218,306  $   8,111,647      15,045  $    361,776      54,251  $  2,235,047
   Reinvested
    dividends......     103,331      2,061,448      14,960        467,940      30,902       704,268       5,922       201,099
   Shares redeemed.    (132,368)    (2,691,413)    (51,642)    (1,828,188)    (19,082)     (432,297)    (18,298)     (713,642)
                     ----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
   Net increase....     119,294  $   2,450,398     181,624  $   6,751,399      26,865  $    633,747      41,875  $  1,722,504
                     ==========  =============  ==========  =============  ==========  ============  ==========  ============

                                                          Growth and Income Fund
                     --------------------------------------------------------------------------------------------------------
                                          Class A                                              Class B
                     ----------------------------------------------------  --------------------------------------------------
                             For the                                               For the
                         six months ended               For the               six months ended               For the
                          March 31, 2001               year ended              March 31, 2001              year ended
                           (unaudited)             September 30, 2000            (unaudited)           September 30, 2000
                     -------------------------  -------------------------  ------------------------  ------------------------
                       Shares       Amount        Shares       Amount        Shares       Amount       Shares       Amount
                     ----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
   Shares sold.....   1,164,638  $  19,169,514   2,150,863  $  41,098,767   1,583,554  $ 25,402,206   2,851,584  $ 52,793,572
   Reinvested
    dividends......     561,079      8,909,927     188,660      3,398,214     791,550    12,173,947     268,527     4,726,103
   Shares redeemed.    (994,524)   (15,570,103) (1,311,109)   (24,974,669) (1,353,085)  (20,168,571) (1,700,418)  (31,674,956)
                     ----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
   Net increase....     731,193  $  12,509,338   1,028,414  $  19,522,312   1,022,019  $ 17,407,582   1,419,693  $ 25,844,719
                     ==========  =============  ==========  =============  ==========  ============  ==========  ============

                                                          Growth and Income Fund
                     --------------------------------------------------------------------------------------------------------
                                         Class II                                              Class Z
                     ----------------------------------------------------  --------------------------------------------------
                             For the                                               For the
                         six months ended               For the               six months ended               For the
                          March 31, 2001               year ended              March 31, 2001              year ended
                           (unaudited)             September 30, 2000            (unaudited)           September 30, 2000
                     -------------------------  -------------------------  ------------------------  ------------------------
                       Shares       Amount        Shares       Amount        Shares       Amount       Shares       Amount
                     ----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
   Shares sold.....     775,018  $  12,304,803   1,527,021  $  28,518,565       9,800  $    157,415      19,097  $    374,762
   Reinvested
    dividends......     197,224      3,027,389      32,102        564,359       2,350        37,900         475         8,634
   Shares redeemed.    (370,404)    (5,377,513)   (200,672)    (3,778,939)    (12,479)     (215,241)     (2,954)      (54,408)
                     ----------  -------------  ----------  -------------  ----------  ------------  ----------  ------------
   Net increase
    (decrease).....     601,838  $   9,954,679   1,358,451  $  25,303,985        (329) $    (19,926)     16,618  $    328,988
                     ==========  =============  ==========  =============  ==========  ============  ==========  ============

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 (unaudited) --
    (continued)
--------------------------------------------------------------------------------

                                                       "Dogs" of Wall Street Fund
                        ------------------------------------------------------------------------------------------------
                                          Class A                                          Class B
                        -----------------------------------------------  -----------------------------------------------
                              For the                                          For the
                          six months ended             For the             six months ended             For the
                           March 31, 2001            year ended             March 31, 2001            year ended
                            (unaudited)          September 30, 2000          (unaudited)          September 30, 2000
                        ---------------------  ------------------------  ---------------------  ------------------------
                         Shares     Amount       Shares       Amount      Shares     Amount       Shares       Amount
                        --------  -----------  ----------  ------------  --------  -----------  ----------  ------------
   Shares sold.........  146,607  $ 1,498,655     304,261  $  3,141,369   167,270  $ 1,789,734     404,039  $  4,231,344
   Reinvested
    dividends..........   16,216      163,455      85,040       915,027    26,179      263,881     163,824     1,762,751
   Shares redeemed..... (282,613)  (2,922,791) (1,710,188)  (17,866,011) (360,495)  (3,726,853) (3,062,323)  (31,440,572)
                        --------  -----------  ----------  ------------  --------  -----------  ----------  ------------
   Net decrease........ (119,790) $(1,260,681) (1,320,887) $(13,809,615) (167,046) $(1,673,238) (2,494,460) $(25,446,477)
                        ========  ===========  ==========  ============  ========  ===========  ==========  ============

                                 "Dogs" of Wall Street Fund
                        -----------------------------------------------
                                          Class II
                        -----------------------------------------------
                              For the
                          six months ended             For the
                           March 31, 2001            year ended
                            (unaudited)          September 30, 2000
                        ---------------------  ------------------------
                         Shares     Amount       Shares       Amount
                        --------  -----------  ----------  ------------
   Shares sold.........   64,119  $   672,478     373,414  $  4,070,167
   Reinvested
    dividends..........   32,453      327,127     305,152     3,283,432
   Shares redeemed..... (470,288)  (4,809,386) (6,136,267)  (63,363,565)
                        --------  -----------  ----------  ------------
   Net decrease........ (373,716) $(3,809,781) (5,457,701) $(56,009,966)
                        ========  ===========  ==========  ============

Note 7. Commitments and Contingencies

  The SunAmerica Family of Mutual Funds has established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and Federal Funds Rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 8 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000.

Note 8. Trustees Retirement Plan

  The Trustees (and Directors) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- March 31, 2001 (unaudited) --
    (continued)
--------------------------------------------------------------------------------

  Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Trustee's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.5%. As of March 31, 2001, Balanced Assets Fund, Blue Chip Growth Fund, Growth Opportunities Fund, New Century Fund, Growth and Income Fund and "Dogs" of Wall Street Fund had accrued $67,059, $21,300, $11,927, $42,954, $17,784 and $6,721, respectively, for the
  Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and for the six months ended March 31, 2001 expensed $4,416, $1,692, $1,893, $2,670, $2,613 and $1,013, respectively, for the
  Retirement Plan, which is included in Trustees' fees and expenses on the Statement of Operations.

--------------------------------------------------------------------------------

If you would like additional information:

    [_]Call FastFacts--Call our 24 hour
    automated account and fund information
    hotline at 800-654-4760.

    [_]Visit SunAmerica on the World Wide
    Web. Visit our site at
    www.sunamericafunds.com for more up-to-
    date information.

                      SunAmerica Mutual Funds
                      thanks you for your continued support.

[LOGO OF SUNAMERICA MUTUAL FUNDS]

The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204

Trustees
     S. James Coppersmith
     Samuel M. Eisenstat
     Stephen J. Gutman
     Peter A. Harbeck
     Sebastiano Sterpa

Officers
     Peter A. Harbeck, President
     Peter C. Sutton, Treasurer
     Robert M. Zakem, Secretary
     Donna Calder, Vice President
     Brian P. Clifford, Vice President
     Nancy Kelly, Vice President
     Francis Gannon, Vice President
     Donna M. Handel, Vice President
     and Assistant Treasurer
     J. Steven Neamtz, Vice President
     Peter E. Pisapia, Vice President
     and Assistant Secretary
     Patrick Cronin, Assistant Treasurer
     Laura E. Filippone, Assistant Treasurer
     Cheryl L. Hawthorne, Assistant Treasurer
     Keith E. Roach, Assistant Treasurer
     Stacey V. Morrison, Assistant Secretary
     Abbe P. Stein, Assistant Secretary

Investment Adviser
     SunAmerica Asset Management Corp.
     The SunAmerica Center
     733 Third Avenue
     New York, NY 10017-3204

Distributor
     SunAmerica Capital Services, Inc.
     The SunAmerica Center
     733 Third Avenue
     New York, NY 10017-3204

Shareholder Servicing Agent
     SunAmerica Fund Services, Inc.
     The SunAmerica Center
     733 Third Avenue
     New York, NY 10017-3204

Custodian and Transfer Agent
     State Street Bank and Trust Company
     P.O. Box 419572
     Kansas City, MO 64141-6572

This report is submitted solely for the general information of shareholders of the Fund. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

The accompanying report has not been examined by independent accountants and accordingly no opinion has been expressed thereon.

Distributed by:
SunAmerica Capital Services, Inc.

[LOGO OF AIG INC.]

EQSAN-3/01